                                 SCHEDULE 14A
                                (Rule 14a-101)

                   INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material under Rule 14a-12


                          WATSON PHARMACEUTICALS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

                   (WATSON LOGO) WATSON Pharmaceuticals, Inc.

        ------------------------------------------------------------------------
                               311 BONNIE CIRCLE
                            CORONA, CALIFORNIA 92880

                                 April 11, 2001

Notice of Annual Stockholders' Meeting:

     You are hereby notified that the 2001 Annual Meeting of Stockholders (the "Meeting") of Watson Pharmaceuticals, Inc. (the "Company") will be held at the Westin South Coast Plaza hotel, located at 686 Anton Boulevard, Costa Mesa, California at 9:00 a.m. local time, on Monday, May 7, 2001, for the following purposes:

          1. To elect three (3) directors to hold office until the 2004 Annual Meeting or until their respective successors are duly elected and qualified.

          2. To approve the Watson Pharmaceuticals, Inc. Employee Stock Purchase Plan.

          3. To approve the Watson Pharmaceuticals, Inc. 2001 Incentive Award Plan.

          4. To ratify the selection of PricewaterhouseCoopers LLP as the Company's independent accountants for the year ending December 31, 2001.

          5. To transact such other business as may properly come before the Meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on March 16, 2001 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting.

     You are urged to attend the Meeting in person. Whether or not you expect to be present in person at the Meeting, please vote, sign and date the enclosed proxy and return it in the envelope provided.

                                          By Order of the Board of Directors

                                          /s/ Robert C. Funsten

                                          Robert C. Funsten
                                          Secretary

                          WATSON PHARMACEUTICALS, INC.
                               311 BONNIE CIRCLE
                            CORONA, CALIFORNIA 92880
                            ------------------------

                      2001 ANNUAL MEETING OF STOCKHOLDERS

                                  MAY 7, 2001
                            ------------------------

                                PROXY STATEMENT
                            ------------------------

GENERAL

     This Proxy Statement and the accompanying proxy are furnished to stockholders of Watson Pharmaceuticals, Inc. (the "Company") in connection with the solicitation of proxies by the Company's Board of Directors for use at the 2001 Annual Meeting of Stockholders (the "Meeting") to be held at the Westin South Coast Plaza hotel, located at 686 Anton Boulevard, Costa Mesa, California at 9:00 a.m. local time, on May 7, 2001, for the purposes set forth in the accompanying Notice of Annual Stockholders' Meeting. This Proxy Statement, the form of proxy included herewith and the Company's Annual Report to Stockholders for the fiscal year ended December 31, 2000 are being mailed to stockholders on or about April 11, 2001.

     Stockholders of record at the close of business on March 16, 2001 are entitled to notice of and to vote at the Meeting. On such date, there were outstanding 105,821,868 shares of the Company's common stock, par value $0.0033 per share (the "Common Stock"). The presence, in person or by proxy, of the holders of a majority of the shares of Common Stock outstanding and entitled to vote at the Meeting is necessary to constitute a quorum. In deciding all questions, each holder of Common Stock shall be entitled to one vote, in person or by proxy, for each share held on the record date.

                   VOTING RIGHTS AND SOLICITATION OF PROXIES

     All expenses incurred in the solicitation of proxies will be borne by the Company. In addition to the use of the mails, proxies may be solicited on behalf of the Company by directors, officers and employees of the Company. Following the original mailing of the proxies and other soliciting materials, employees of the Company will request brokers, custodians, nominees and other record holders to forward copies of the proxy and other soliciting materials to persons for whom they hold shares of Common Stock and to request authority for the exercise of proxies. In such cases, the Company, upon the request of the record holders, will reimburse such holders for their reasonable expenses.

     Votes cast by proxy or in person at the Meeting will be tabulated by the election inspector appointed for the Meeting who will determine whether or not a quorum is present. In order to constitute a quorum for the conduct of business at the Meeting, shares representing a majority of the outstanding shares of Common Stock entitled to be cast at the Meeting must be represented in person or by proxy at the Meeting. The election inspector will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as not voted for purposes of determining the approval of any matter submitted to the stockholders for a vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will be considered as present and entitled to vote for purposes of determining the presence of a quorum but as not voted for purposes of determining the approval of any matter submitted to the stockholders for a vote.

     A properly executed proxy will be voted in the manner directed by the stockholder submitting the proxy. If no direction is made, such proxy will be voted FOR the election of all nominees named under the caption "Election of Directors" as set forth therein as directors of the Company, FOR the approval of the Company's Employee Stock Purchase Plan, FOR the approval of the Company's 2001 Incentive Award Plan, and FOR the ratification of the selection of PricewaterhouseCoopers LLP as independent accountants. A stockholder may revoke its proxy in one of three ways at any time before the proxy is voted at the Meeting. First, the stockholder may send a notice in writing to the Secretary of the Company. Second, the stockholder may attend the meeting in person and vote. Third, the stockholder may execute a proxy with a later date and deliver it to the Secretary of the Company.

     As of the date of this Proxy Statement, the Board of Directors knows of no other business that will be presented for consideration at the Meeting. If other proper matters are presented to the Meeting, however, it is the intention of the proxy holders named in the enclosed form of proxy to take such actions as shall be in accordance with their best judgment.

                    PROPOSAL NO. 1 -- ELECTION OF DIRECTORS

     The Company's Articles of Incorporation provide that the Board of Directors will be divided into three classes. One class is elected each year for a three-year term, expiring at the Annual Meeting. At the Meeting, three directors who will comprise the Class III directors are to be elected to serve until the 2004 Annual Meeting or until their successors are duly elected and qualified. Directors will be elected by a favorable vote of a plurality of the shares of Common Stock present and entitled to vote, in person or by proxy, at the Meeting. The Class III directors who are nominated for directorship are Allen Chao, Ph.D., Michel J. Feldman and Fred G. Weiss. The Class I directors, Michael
J. Fedida and Albert F. Hummel, are scheduled to serve as directors until the 2002 Annual Meeting. The Class II directors, Ronald R. Taylor and Andrew L. Turner, are scheduled to serve as directors until the 2003 Annual Meeting.

     The Company's Bylaws provide that the Board of Directors will consist of nine directors. The Board has been engaged in the ongoing process of considering potential nominees for vacancies. When the Board locates qualified candidates, it expects to either fill the remaining Class I and II positions or to nominate appropriate candidates for election at a subsequent meeting of stockholders.

     The enclosed proxy cannot be voted for a greater number of persons than three, which is the number of nominees in this proxy statement.

     Information about the nominees for director and other directors whose term of office will continue after the Annual Meeting is set forth in the following paragraphs, and is based on information provided to the Company as of March 16, 2001.

NOMINEES FOR TERMS EXPIRING AT THE 2001 MEETING:

ALLEN CHAO, PH.D.                                            Director since 1985

     Allen Chao, Ph.D., 55, a co-founder of the Company, has been Chief Executive Officer of the Company since 1985, Chairman since May 1996 and President since February 1998. Dr. Chao serves on the Board of Directors of Somerset Pharmaceuticals, Inc. ("Somerset"), a research and development pharmaceutical company, which is fifty percent (50%) owned by the Company. Dr. Chao also serves on the Board of Directors of Accuray, Inc., a developer of medical devices for the treatment of cancers. Dr. Chao served as Director of Pharmaceutical Technology and Packaging Development at Searle Laboratories, Inc. from September 1979 to August 1983, where he had overall responsibility for new product implementation and new pharmaceutical technology development. He received a Ph.D. in industrial and physical pharmacy from Purdue University in 1973.

MICHEL J. FELDMAN                                            Director since 1985

     Michel J. Feldman, 58, is a member of the law firm of D'Ancona & Pflaum LLC, Chicago, Illinois, where he has practiced since June 1991. D'Ancona & Pflaum LLC provides legal services to the Company. Mr. Feldman served as the Secretary of the Company from 1995 to 1998. From 1977 to 1981, Mr. Feldman was President and Chief Executive Officer of Avanti Communications, a cellular antenna manufacturer, which was acquired in 1981 by The Allen Group, Inc. Mr. Feldman is also a director of Neff Motivation, Inc., a private corporation which manufactures and markets award recognition products. Mr. Feldman received a B.S.B.A. from Northwestern University in 1965 and a J.D. from Northwestern University School of Law in 1968 and is a Certified Public Accountant.

FRED G. WEISS                                                Director since 2000

     Fred G. Weiss, 59, has been the managing director of FGW Associates, Inc., a consulting firm, since 1997. Mr. Weiss served as Vice President, Planning, Investment and Development of Warner-Lambert from 1983 to 1996 and prior to that served as Vice President and Treasurer of Warner-Lambert from 1979 to 1983, where he was involved in both strategic planning and corporate development. Mr. Weiss is also a director of numerous Merrill Lynch-sponsored mutual funds. He received a B.S. from the Wharton School at the University of Pennsylvania in 1963 and an M.B.A. from the University of Chicago in 1967.

     The Board of Directors knows of no reason why any of the foregoing nominees will be unavailable to serve, but, in the event of any such unavailability, the proxies received will be voted for such substitute nominees as the Board of Directors may recommend.

DIRECTORS WHOSE TERMS EXPIRE IN 2002:

MICHAEL J. FEDIDA                                            Director since 1995

     Michael J. Fedida, 53, a registered pharmacist, has served for the past thirteen years as an officer and director of several retail pharmacies wholly or partially owned by him. Mr. Fedida served on the Board of Directors of Circa Pharmaceuticals, Inc. ("Circa"), from 1988 to 1995, at which time Circa was acquired by the Company. Mr. Fedida received a B.A. from Queens College (New
York) in 1969, a B.S. in Pharmacy from the Brooklyn College of Pharmacy in 1972 and a Master's Degree in Drug Information and Communications from Long Island University in 1975.

ALBERT F. HUMMEL                                             Director since 1986

     Albert F. Hummel, 56, has been a director of the Company since March 1986, except for a period from July 1991 to October 1991, and is currently a partner in Affordable Residential Communities, a property management firm. Additionally, Mr. Hummel is President of Pentech Pharmaceuticals, Inc., a development stage pharmaceutical company. Mr. Hummel received a B.S. from St. Joseph's College in 1967 and an M.B.A. from the University of Chicago in 1969.

DIRECTORS WHOSE TERMS EXPIRE IN 2003:

RONALD R. TAYLOR                                             Director since 1994

     Ronald R. Taylor, 53, has been a consultant to Cardinal Health, Inc. ("Cardinal Health"), a leading provider of health-care products and services, since May 1996. Mr. Taylor was a founder and was formerly Chairman of Pyxis Corporation, a developer and marketer of systems designed to manage drugs and supplies, from 1987 until 1996, at which time Pyxis Corporation became a wholly owned subsidiary of Cardinal Health. Since April 1, 1998, Mr. Taylor has been a general partner of Enterprise Partners Venture Capital, a venture capital firm. He is a Board member of the San Diego Museum of Contemporary Art, the University of California San Diego Foundation, and Westcoast Hospitality Corporation, a hotel operating company.

ANDREW L. TURNER                                             Director since 1997

     Andrew L. Turner, 54, is the founder of Sun Healthcare Group, Inc. ("Sun Healthcare"), a diversified international long-term care provider, and has been the Chairman and Chief Executive Officer of Sun Healthcare since its formation in 1989. Sun Healthcare filed for Chapter 11 Bankruptcy in 1999. Mr. Turner also founded and previously served as Chief Operating Officer of Horizon Healthcare Corporation, also a health care services provider, from 1986 to 1989. Mr. Turner is the President of Rio Ranchito, Inc., an equestrian company, and serves on the board of directors of The Sports Club Co., The Armand Hammer United World College, Ballantrae Healthcare, LLC, Enduracare, LLC, and Code Blue Staffing Solutions, LLC.

BOARD AND COMMITTEE MEETINGS

     The Board of Directors held fifteen meetings, and executed five unanimous written consents in lieu of meetings, during the fiscal year ended December 31, 2000. Each director attended at least 75% of all Board of Directors and applicable Committee meetings, except Mr. Hummel.

     The Company has an Audit Committee composed of Michael J. Fedida, Ronald R. Taylor, Andrew L. Turner, and Fred G. Weiss. The functions of the Audit Committee and its activities during fiscal 2000 are described below under the heading Report of the Audit Committee. During the fiscal year ended December 31, 2000, the Audit Committee met four times. The Audit Committee's primary duties and responsibilities are to (i) serve as an independent and objective party to monitor the Company's financial reporting process and internal control systems;
(ii) review and appraise the audit efforts of the Company's independent accountants and internal auditing department; and (iii) provide an open avenue of communication among the independent accountants, financial and senior management, the internal auditing department, and the Board of Directors.

     The Board of Directors has reviewed, assessed the adequacy of, and approved, a formal written charter for the Audit Committee. The full text of the Charter of the Audit Committee appears as APPENDIX A to this Proxy Statement.

     The Company has a Compensation Committee composed of Michael J. Fedida, Ronald R. Taylor and Andrew L. Turner. The Compensation Committee met four times and executed sixteen unanimous written consents in lieu of meetings during the fiscal year ended December 31, 2000. The function of the Compensation Committee is to review and approve recommendations concerning (i) the compensation of the Chairman of the Board, the Chief Executive Officer and the President of the Company; (ii) the compensation policies applicable to the other senior executive officers of the Company; (iii) the grant of stock options under the Company's 1991 Stock Option Plan, as amended ("1991 Plan"); and (iv) the administration of the 1995 Non-Employee Directors' Stock Option Plan, as amended ("1995 Plan"). If the proposed 2001 Incentive Award Plan is approved by the stockholders, the Compensation Committee will also be responsible for the administration of this plan.

     The Company does not have a Nominating Committee. Nominations of directors has been performed by the entire Board of Directors.

                            DIRECTORS' COMPENSATION

     All Company directors who are not full-time employees of the Company received a director's fee of $30,000 for 2000. In addition, directors are also paid $1,000 for each Board of Directors' meeting personally attended and $500 for each meeting attended telephonically. In addition, directors were also paid $1,000 for each Committee meeting personally attended lasting more than half of a day or $500 for each Committee meeting personally attended lasting less than half of a day or for each Committee meeting telephonically attended. All directors are reimbursed for expenses incurred in connection with attending Board of Directors and Committee meetings. Michel J. Feldman's law firm receives his director's fees.

     Pursuant to the 1995 Plan, on the day following each annual stockholders' meeting of the Company, each non-employee director elected or re-elected at such meeting receives nonstatutory options to purchase 10,000 shares of the Common stock multiplied by the number of years for which such director was elected or re-elected (the "Reoccurring Grants"). The purchase price is equal to 100% of the fair market value of the Common Stock on the date of the option grant. The Reoccurring Grants become exercisable at a rate of 10,000 shares after the completion of each full year of the director's elected term. The following table sets forth the options granted under the 1995 Plan from January 1, 2000 to December 31, 2000:

                                           NUMBER OF SHARES
                                          UNDERLYING OPTIONS       EXERCISE
                  NAME                        GRANTED(1)        PRICE PER SHARE    DATE OF GRANT
                  ----                    ------------------    ---------------    -------------
Ronald R. Taylor........................        30,000             $49.9375           5/10/00
Andrew L. Turner........................        30,000             $49.9375           5/10/00
Fred G. Weiss(2)........................        10,000             $49.9375           5/10/00

---------------
(1) Reflects the amount of 10,000 shares for each year of the three year term to which the director was elected.

(2) Elected to fill the vacancy of the Class III director position effective February 25, 2000.

     Each of Michel J. Feldman and Fred G. Weiss will receive an option to purchase 30,000 shares of Common Stock upon their reelection to the Board of Directors.

                       SECTION 16(a) BENEFICIAL OWNERSHIP
                              REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires the Company's directors and officers, and persons who own more than 10% of a registered class of the Company's equity securities to file with the Securities and Exchange Commission ("SEC") reports of ownership and changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater-than-10% stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on review of the copies of such reports furnished to the Company or written representations that no other reports were required, the Company believes that during the 2000 fiscal year all filing requirements applicable to its officers, directors and greater-than-10% beneficial owners were complied with.

                      HOLDINGS OF STOCKHOLDERS, DIRECTORS
                             AND EXECUTIVE OFFICERS

     The following table sets forth, as of March 16, 2001, the name, address (where required) and holdings of each person (including any "group" as defined in Section 13(d)(3) of the Exchange Act) known by the Company to be the beneficial owner of more than 5% of the Company's Common Stock, and the amount of Common Stock beneficially owned by each of the directors and Named Executive Officers (as defined under "Executive Compensation") of the Company, and by all directors and executive officers (including Named Executive Officers) of the Company as a group.

                                                         AMOUNT AND NATURE OF
                                                              BENEFICIAL         PERCENT OF
               NAME OF BENEFICIAL OWNER                      OWNERSHIP(1)          CLASS
               ------------------------                  --------------------    ----------
FMR Corp...............................................       5,233,475(2)         5.0%
  82 Devonshire Street
  Boston, MA 02109
Barrow, Hanley, Mewhinney & Strauss....................       4,834,900(3)         5.0%
  One McKinney Plaza
  3232 McKinney Avenue, 15th Floor
  Dallas, TX 75204
Allen Chao, Ph.D. .....................................       4,410,712(4)(5)      4.2%
Albert F. Hummel.......................................         494,766(6)            *
Michael J. Fedida......................................          56,600(7)            *
Michel J. Feldman......................................          51,000(8)            *
Ronald R. Taylor.......................................          10,000(9)            *
Andrew L. Turner.......................................          10,000(9)            *
Fred G. Weiss..........................................          11,000(10)           *
G. Frederick Wilkinson.................................         169,966(11)           *
Michael E. Boxer.......................................          78,910(12)           *
Charles D. Ebert, Ph.D. ...............................          60,095(9)            *
Robert C. Funsten......................................          36,937(9)            *
All current directors and executive officers of the           7,453,467(4)(13)     7.0%
  Company (14 persons).................................

---------------
  *  Represents less than 1%

 (1) Unless otherwise indicated in the footnotes to this table and pursuant to applicable community property laws, the Company believes the persons named in this table have sole voting and investment power with respect to all shares of Common Stock reflected in this table. As of March 16, 2001, 105,821,868 shares of Common Stock were issued and outstanding.

 (2) Based upon a Schedule 13G filed with the SEC on February 14, 2001, FMR Corp. has sole power to vote 592,585 shares and sole power to dispose or direct disposition of 5,233,475 shares.

 (3) Based upon a Schedule 13G filed with the SEC on February 12, 2001, Barrow, Hanley, Mewhinney & Strauss has sole power to vote 399,100 shares and sole power to dispose or direct disposition of 4,834,900 shares.

 (4) Allen Chao and Phylis Hsia are siblings. David C. Hsia, the Company's Senior Vice President, Scientific Affairs, is married to Phylis Hsia.

 (5) Includes 899,800 shares of Common Stock subject to options exercisable within 60 days of March 16, 2001, 1,518,661 shares of Common Stock held by Allen Chao Interests, Ltd., a partnership in which Dr. Chao is a controlling partner, 959,083 shares of Common Stock held by MAL Investment Company, a corporation of which Dr. Chao is a controlling stockholder, and 1,033,168 shares of Common Stock held by the Allen Chao and Lee Hwa Chao Family Trust.

 (6) Includes 470,534 shares of Common Stock subject to options exercisable within 60 days of March 16, 2001 and 24,232 shares of Common Stock held by Mr. Hummel. Mr. Hummel has exercisable options to purchase 264,000 and 132,000 shares of Common Stock which he acquired from Dr. Keith (a former director of the Company) and Dr. Wallace C. Snipes (a former officer of the Company), respectively.

 (7) Includes 48,000 shares of Common Stock subject to options exercisable within 60 days of March 16, 2001 and 8,600 shares of Common Stock held by Mr. Fedida.

 (8) Includes 50,000 shares of Common Stock subject to options exercisable within 60 days of March 16, 2001 and 1,000 shares of Common Stock held by Ercelle Feldman, the wife of Michel J. Feldman, for which Mr. Feldman disclaims beneficial ownership.

 (9) Comprises shares of Common Stock subject to options exercisable within 60 days of March 16, 2001.

(10) Includes 10,000 shares of Common Stock subject to options exercisable within 60 days of March 16, 2001 and 1,000 shares of Common Stock held by Mr. Weiss.

(11) Includes 168,616 shares of Common Stock subject to options exercisable within 60 days of March 16, 2001 and 1,350 shares of Common Stock held by Mr. Wilkinson. Mr. Wilkinson resigned from the Company effective March 22, 2001.

(12) Includes 78,489 shares of Common Stock subject to options exercisable within 60 days of March 16, 2001 and 421 shares of Common Stock held by Mr. Boxer.

(13) Excludes Mr. Hummel's options to acquire 264,000 shares from Dr. Keith.

                       PROPOSAL NO. 2 -- APPROVAL OF THE
                          EMPLOYEE STOCK PURCHASE PLAN

     The Board of Directors believes that it is in the best interests of the Company to encourage stock ownership by employees of the Company. Accordingly, on February 12, 2001, the Board of Directors adopted, subject to stockholder approval, the Watson Pharmaceuticals, Inc. Employee Stock Purchase Plan (the "ESPP"). After a quorum is established, the affirmative vote of a majority of the shares of Common Stock present, in person or by proxy, at the Meeting and entitled to vote on this matter is required to approve this Proposal No. 2. The ESPP is subject to the approval of the Company's stockholders. If the ESPP is not approved, the ESPP will terminate and any and all options granted under the ESPP will terminate without being exercised.

     The principal features of the ESPP are summarized below, but the summary is qualified in its entirety by reference to the ESPP itself which is contained in APPENDIX B to this Proxy Statement.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE EMPLOYEE STOCK PURCHASE PLAN.

PURPOSE OF THE ESPP

     The purpose of the ESPP is to assist eligible employees of the Company and its designated subsidiary corporations in acquiring stock ownership in the Company pursuant to a plan which is intended to qualify as an "employee stock purchase plan," within the meaning of Section 423(b) of the Internal Revenue Code of 1986, as amended (the "Code"). Under the ESPP, an eligible employee will be granted options to purchase shares of the Company's Common Stock through payroll deductions, at a discount from the then current market price, without payment of commissions or other charges. Offering employees the opportunity to become owners of Common Stock is intended to help to further identify the employees' interests with those of the Company's stockholders generally. The ESPP is also intended to help employees provide for their future security and to encourage them to remain in the employment of the Company and its subsidiary corporations. The proceeds received by the Company from the sale of shares of Common Stock pursuant to the ESPP will be used for general corporate purposes.

     The ESPP will become effective on the date the plan is adopted by the stockholders, and will terminate as to future option grants on February 12, 2011. The ESPP is not subject to the provisions of the Employee

Retirement Income Security Act of 1974, as amended ("ERISA"), and is not a qualified plan under Section 401(a) of the Code.

SECURITIES SUBJECT TO THE ESPP

     The total number of shares of Common Stock that may be sold under the ESPP will not exceed 500,000 shares plus an annual increase to be added on each anniversary date of the adoption of the ESPP during the term of the ESPP equal to the least of (i) 50,000 shares, or (ii) a lesser amount determined by the Board of Directors. As of March 16, 2001 and assuming that a maximum of 500,000 shares of Common Stock will be issued under the ESPP, the total market value of the ESPP (based on the Company's closing share price on March 16, 2001 on the New York Stock Exchange for its Common Stock of $55.63) is $27,815,000. The ESPP provides for appropriate adjustment in the number and kind of shares of stock for which options may be granted, and the number and kind of shares of stock which may be sold pursuant to the ESPP, in the event of a stock split, stock dividend, reorganization or other specified changes in the capitalization of the Company.

ELIGIBLE PERSONS

     Employees of the Company and its designated subsidiaries generally will be eligible to participate in the ESPP and will receive options to purchase shares of Common Stock under the ESPP.

     An employee will not be eligible to participate in the ESPP if such employee: (i) immediately after an option is granted under the ESPP, owns (or is treated as owning) shares of Common Stock or other stock possessing 5% or more of the total voting power or value of all classes of stock of the Company (and any parent corporation and subsidiary corporation of the Company), (ii) whose customary employment is for 20 hours or less per week, or (iii) whose customary employment is for five months or less in any calendar year.

     Directors of the Company (or any parent corporation or subsidiary corporation of the Company) who are not employees will not be eligible to participate in the ESPP.

GRANT OF OPTIONS

     The Company will grant options under the ESPP to all eligible employees in successive six-month offering periods. The offering periods will be: (i) March 1 through and including the following August 31, and (ii) September 1 through and including the last day of the following February of each year, provided, however, that the first offering period will begin on June 1, 2001 and end on August 31, 2001. The Company will grant an option to each eligible employee on the first day of an offering period. The Company will grant options under the ESPP until the number of shares of Common Stock available under the ESPP have been sold, or the ESPP terminates.

     As required under Section 423(b)(8) of the Code, no eligible employee may be granted an option under the ESPP that permits his or her rights to purchase shares of Common Stock or other stock under the ESPP (and under all other employee stock purchase plans of the Company, any parent corporation or any subsidiary corporation of the Company) to accrue at a rate which exceeds $25,000 of the fair market value (determined as of the date of grant of the option) of such Common Stock or other stock for any calendar year.

ELECTION TO PARTICIPATE; PAYROLL DEDUCTIONS

     Each eligible employee will participate in the ESPP by means of payroll deductions. An eligible employee will be required to deliver a completed and executed written payroll deduction authorization to the Company no later than ten days before the commencement of an offering period. The payroll deduction authorization will be the employee's election to participate in the offering period and subsequent offering periods.

     The payroll deduction authorization will designate the percentage of the eligible employee's compensation to be deducted for purposes of the ESPP. The payroll deductions will occur on each payday during the offering period and may be in any whole percentage of compensation not exceeding 15%. Compensation will include salary, wages, bonuses, overtime, commissions, profit-sharing distributions or other incentive compensation payments.

     An eligible employee may change his or her payroll deduction authorization during an offering period to any whole percentage of compensation not exceeding 15%. An eligible employee may also withdraw or suspend from participation in the ESPP during an offering period. See "Withdrawal from the ESPP."

     An eligible employee's payroll deduction authorization will remain in effect for subsequent offering periods, unless (i) the employee delivers a new authorization to the Company no later than ten days prior to the commencement of a subsequent offering period, (ii) withdraws from participation during a prior offering period, (iii) ceases to be an eligible employee or (iv) terminates employment with the Company or its subsidiaries.

EXERCISE OF OPTIONS

     Each eligible employee in the ESPP, automatically and without any act on such employee's part, will be deemed to have exercised his or her option on the last day of the offering period for which the option was granted. An eligible employee's option will be exercised to the extent that the employee's cumulative payroll deductions for the offering period are sufficient to purchase, at the applicable option price, whole shares of Common Stock. No fractional shares of Common Stock will be sold under the ESPP. An eligible employee may not purchase more than 5,000 shares of Common Stock upon the exercise of the option with respect to any offering period. Any payroll deductions not applied to purchase of whole shares of Common Stock will be credited to the account of the employee and applied to subsequent option exercises.

     Following the end of an offering period, each eligible employee will be provided with a report showing the amount of his or her cumulative payroll deductions and the number of shares of Common Stock purchased upon the exercise of the option for the offering period.

OPTION PRICE; DISCOUNT TO FAIR MARKET VALUE

     The option price for a share of Common Stock purchased under the ESPP for an offering period will be 85% of the lesser of: (i) the fair market value of a share of the Common Stock on the date of option exercise (i.e., the last day of the offering period with respect to which the option was granted), and (ii) the fair market value of a share of the Common Stock on the date of option grant (i.e., the first day of the offering period).

     The fair market value of a share of Common Stock as of a given date will be: (i) the closing price of a share of Common Stock on the principal exchange on which the Common Stock is then trading on such date (or the immediately preceding trading day, if the Common Stock is not traded on that date); (ii) if the Common Stock is not traded on an exchange, but is quoted on the Nasdaq or a successor quotation system, the average of the mean between the closing representative bid and asked prices for a share of Common Stock on the trading day previous to such date, as reported by Nasdaq or such successor quotation system, on such date (or the immediately preceding trading day, if the Common Stock is not traded on that date); or (iii) if the Common Stock is not publicly traded on an exchange, Nasdaq or a successor quotation system, the fair market value as determined by the Committee (as defined below) acting in good faith. Currently, shares of Common Stock trade on the New York Stock Exchange.

WITHDRAWAL FROM THE ESPP

     An eligible employee may withdraw from participation under the ESPP during an offering period at any time other than the last ten days of an offering period. Upon withdrawal, the employee's cumulative payroll deductions will be refunded to the employee without interest. An eligible employee who withdraws from the ESPP and is eligible for a subsequent offering period may participate in such offering period by delivering a payroll deduction authorization to the Company not later than ten days before the commencement of such subsequent offering period.

EXPIRATION OF OPTIONS

     Each option granted for an offering period will expire on the last day of the offering period, immediately after the automatic exercise of the option pursuant to the terms of the ESPP. Except in the case of death of an employee, an employee's participation in the ESPP will automatically terminate on the date of termination of employment with the Company and its subsidiaries. Upon such termination, the employee's cumulative payroll deductions will be refunded to the employee without interest.

     In the case of death, the employee (or the employee's estate) may notify the Company of such employee's (or employee's estate's) desire to have the cumulative payroll deductions refunded. Upon receipt of such notice, the employee's cumulative payroll deductions will be refunded to the employee without interest. If the Company does not receive such notice prior to the end of an offering period, the employee's option will be exercised on such date.

NON-TRANSFERABILITY OF OPTIONS

     An eligible employee's option under the ESPP will not be transferable, other than by will or the laws of descent and distribution, and will be exercisable during a employee's lifetime only by the employee.

RIGHTS AS STOCKHOLDERS

     An eligible employee will not be deemed to be a stockholder of the Company solely as a result of participation in the ESPP. The eligible employee will not have any of the rights or privileges of a stockholder of the Company with respect to shares of Common Stock offered under the ESPP until the shares have been issued to the employee following the exercise of any option.

ADMINISTRATION

     The ESPP will be administered by a committee appointed by the Company's Board of Directors (the "Committee"). The Committee will be comprised of certain members of the Board of Directors or employees. The Committee has the power to interpret the ESPP and to adopt such rules for the administration, interpretation and application of the ESPP as are consistent with the ESPP. The Committee may also delegate certain of its duties under the ESPP. Action by the Committee will be taken by a majority vote or written consent of all of its members.

AMENDMENT AND TERMINATION OF THE ESPP

     The Board of Directors and the Committee may amend, suspend or terminate the ESPP at any time and from time to time, provided that the approval by a vote of the holders of the outstanding shares of the Company's capital stock entitled to vote will be required to amend the ESPP to: (i) change the number of shares of the Common Stock reserved for issuance under the ESPP, (ii) alter the requirements for eligibility under the ESPP or (iii) change the ESPP (other than change the designation of the subsidiary corporations participating in the ESPP) that would cause the ESPP to not be an "employee stock purchase plan" within the meaning of Section 423(b) of the Code.

FEDERAL INCOME TAX CONSEQUENCES

     The following summarizes the Federal income tax consequences of an employee's participation in the ESPP and is not intended to be a complete description of the tax consequences. This summary does not address Federal employment taxes, state and local income taxes and other taxes that may be applicable.

  Grant of Option; Exercise of Option

     An eligible employee will not recognize taxable income on the date the employee is granted an option under the ESPP (i.e., the first day of the offering period). In addition, the employee will not recognize taxable income on the date the option is exercised (i.e., the last day of the offering period).

  Sale of Common Stock after the Holding Period

     If an employee does not sell or otherwise dispose of the shares of Common Stock purchased upon exercise of his or her option under the ESPP within two years after the date on which the option is granted or within one year after the date on which the shares of Common Stock are purchased (the "Holding Period"), or if the employee dies while owning the shares of Common Stock, the employee will be taxed in the year in which he or she sells or disposes of the shares of Common Stock, or the year closing with his or her death, whichever applies, as follows:

     - The employee will recognize ordinary income in an amount equal to the lesser of:

      -- the excess, if any, of the fair market value of the shares of Common
         Stock on the date on which such shares are sold or otherwise disposed, or the date on which the employee died, over the amount paid for the shares of Common Stock, or

      -- the excess of the fair market value of the shares of Common Stock on the date the option was granted, over the option price (determined assuming that the option was exercised on the date granted) for such shares of Common Stock; and

     - The employee will recognize as capital gain any further gain realized (after increasing the tax basis in the shares of Common Stock by the amount of ordinary income recognized as described above).

  Sale of Common Stock during the Holding Period

     If the employee sells or otherwise disposes of the shares of the Common Stock purchased upon exercise of his or her option under the ESPP before the Holding Period expires, and the amount realized is greater than or equal to the fair market value of the shares of Common Stock on the date of exercise, the employee will be taxed in the year in which he or she sells or disposes of the shares of Common Stock as follows:

     - The employee will recognize ordinary income to the extent of the excess of the fair market value of the shares of Common Stock on the date on which the option was exercised, over the option price for such shares of Common Stock; and

     - The employee will recognize as capital gain any further gain realized (after increasing the tax basis in the shares of Common Stock by the amount of ordinary income recognized as described above).

     If the employee sells or otherwise disposes of the shares of Common Stock before the Holding Period expires, and the amount realized is less than the fair market value of the shares of Common Stock on the date of exercise, the employee will be taxed in the year in which he or she sells or disposes of the shares of Common Stock as follows:

     - The employee will recognize ordinary income to the extent of the excess of the fair market value of the shares of Common Stock on the date on which the option was exercised, over the option price for such shares of Common Stock; and

     - The employee will recognize capital loss to the extent the fair market value of the shares of Common Stock on the exercise date exceeds the amount realized on the sale or other disposition.

  The Company's Deduction

     The Company (or the subsidiary corporation that employs the employee) is entitled to a tax deduction only to the extent that the employee recognizes ordinary income because the employee sells or otherwise disposes of the shares of Common Stock before the Holding Period expires.

                       PROPOSAL NO. 3 -- APPROVAL OF THE
                           2001 INCENTIVE AWARD PLAN

     The Board of Directors adopted the 2001 Incentive Award Plan (the "Incentive Plan") on February 12, 2001, subject to stockholder approval. After a quorum is established, the affirmative vote of a majority of the shares of Common Stock present, in person or by proxy, at the Meeting and entitled to vote on this matter is required to approve this Proposal No. 3. The Incentive Plan is subject to the approval of the Company's stockholders. If the Incentive Plan is not approved, the Incentive Plan will terminate and any and all options granted under the Incentive Plan will terminate without being exercised.

     The Company currently has in effect two stock option plans under which it may continue to grant stock options, the 1991 Plan and the 1995 Plan. The 1991 Plan, which allows for options to be issued to key employees and consultants, will terminate in October 2001 and no additional options can be issued under the 1991 Plan after its termination date. The 1995 Plan will terminate in February 2005. All of the outstanding options granted under the 1991 Plan and 1995 Plan will remain outstanding and subject to the provisions of the applicable plan until they are either exercised or expire in accordance with their respective terms.

     Upon termination of the 1991 Plan, the Company will not have a plan pursuant to which the Board of Directors may grant stock options to key employees and consultants. Accordingly, the Board of Directors believes that the Incentive Plan is necessary in order to enable the Company to continue to provide incentive awards to key employees and consultants. The Incentive Plan also allows for options to be issued to non-employee directors; thereby simplifying the Company's administration of its incentive awards program by allowing options to be issued under a single plan to key employees, consultants, and non-employee directors. If the Incentive Plan is approved by the stockholders, the Company does not expect that any additional options will be awarded under the 1991 Plan or the 1995 Plan.

     The Board of Directors believes that in order to retain, motivate and attract key personnel essential to the continued success of the Company it is necessary to maintain its current practice of providing meaningful incentive awards on a periodic basis. The Board of Directors believes that incentive awards have played a critical role in motivating management and employees to build a growing highly competitive business. The Board of Directors also believes that the Company's previous stock incentive programs have helped to stimulate a deeper commitment to the Company and minimize management and employee turnover. The Incentive Plan as it is proposed will further the interests of the Company and its stockholders by strengthening our ability to attract, motivate and retain employees, officers, consultants and directors of training, experience and ability, and to provide a means to encourage stock ownership and proprietary interest in the Company to valued employees, officers, consultants and directors upon whose judgment, initiative, and efforts we largely depend on for the continued financial success and growth of the business.

     The principal features of the Incentive Plan are summarized below, but the summary is qualified in its entirety by reference to the Incentive Plan itself which is contained in APPENDIX C to this Proxy Statement.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE 2001 INCENTIVE AWARD PLAN.

PURPOSE OF THE INCENTIVE PLAN

     The purpose of the Incentive Plan is to assist eligible employees, members of the Company's Board of Directors and consultants of the Company and its designated subsidiary corporations in acquiring stock ownership in the Company to provide incentive to further the growth, development and financial success of the Company. Under the Incentive Plan, an eligible employee, director or consultant will be granted options to purchase shares of Common Stock without payment of commissions or other charges. Offering employees, directors and consultants the opportunity to become owners of Common Stock is intended to help to further identify their interests with those of the Company's stockholders generally.

     The Incentive Plan will become effective on the date the plan is adopted by the stockholders, and will terminate as to future option grants on February 12, 2011. The Incentive Plan is not subject to the provisions of ERISA, and is not a qualified plan under Section 401(a) of the Code.

ADMINISTRATION

     The Incentive Plan is administered by the Compensation Committee, which shall be comprised of two or more directors, appointed by the Board of Directors, each a "non-employee director" as defined by Rule 16b-3 under the Exchange Act and an "outside director" under Section 162(m) of the Code. Vacancies in the Compensation Committee may be filled by the Board of Directors. The Board of Directors may also exercise all rights and/or duties of the Compensation Committee under the Incentive Plan.

     The Compensation Committee has the power to interpret the Incentive Plan and to adopt such rules for the administration, interpretation and application of the Incentive Plan as are consistent with the Incentive Plan. The Compensation Committee may also delegate certain of its duties under the Incentive Plan. Action by the Compensation Committee will be taken by a majority vote or written consent of all of its members.

SECURITIES SUBJECT TO THE INCENTIVE PLAN

     The aggregate number of shares of Common Stock issuable under the Incentive Plan is 7,500,000. The shares of Common Stock issuable upon exercise of such options or rights or upon any such awards granted under the Incentive Plan may be either previously authorized but unissued shares or treasury shares. The maximum number of shares which may be subject to options granted to any individual in any calendar year may not exceed 500,000 shares. As of March 16, 2001 and assuming that all 7,500,000 shares of Common Stock subject the Incentive Plan will be issued, the total market value of the Incentive Plan (based on the Company's closing share price on March 16, 2001 on the New York Stock Exchange for its Common Stock of $55.63) is $417,225,000. If the Incentive Plan is approved by the stockholders, the Company does not expect that any additional options will be awarded under the 1991 Plan or the 1995 Plan.

GRANT OF OPTIONS

     Certain employees, consultants, or directors are eligible to be granted an option to purchase Common Stock under the Incentive Plan.

     The Compensation Committee determines (i) which employees, consultants, and directors are to be granted options; (ii) the number of shares subject to option grants; (iii) whether the options are to be incentive stock options or non-qualified stock options (except that only employees of the Company may be granted incentive stock options); and (iv) terms and conditions of such options, consistent with the Incentive Plan.

     Each option, and its exercise price, term, vesting and other material terms shall be evidenced by a written stock option agreement.

LIMITATION ON INCENTIVE STOCK OPTION TREATMENT

     Even if an option agreement designates an option as an incentive stock option, no option will qualify as an incentive stock option if the aggregate fair market value of stock (determined as of the date of grant) with respect to all of a holder's incentive stock options is exercisable for the first time during any calendar year under the Incentive Plan or under any other plan the Company, as applicable, exceeds $100,000. Any option failing to qualify as an incentive stock option will be deemed to be a non-qualified stock option.

EXERCISE OF OPTIONS

     An option may be exercised when and to the extent it "vests." The Compensation Committee determines the period during which the right to exercise the option in whole or part vests. The periods during which an option vests is set forth in the option agreement. No portion of an option which is not vested upon termination of a holder's relationship with the Company for any reason shall thereafter become vested. At any time after the grant of an option, the Compensation Committee may accelerate the period during which an option vests for an employee or a consultant.

     During the holder's lifetime, only the holder may exercise his or her options, unless the options are transferred in a manner consistent with the provisions of the Incentive Plan and the requirements of the Compensation Committee.

     An option may be exercised for any vested portion of the shares subject to the option until the option expires or terminates. However, no fractional shares may be purchased.

     A vested option can be exercised by delivering a written notice of exercise to the Company, together with payment of the aggregate exercise price in the form of cash or a check made payable to the Company. The Compensation Committee may, however, in its discretion allow (i) a delay in payment of up to 30 days from the date of the exercise of the option; (ii) payment by the delivery of shares of Common Stock already held by the holder of the option for at least six months; (iii) payment by the surrender of shares of Common Stock which would otherwise be issued upon exercise of the option; (iv) payment by use of an interest bearing full recourse promissory note upon such terms as the Compensation Committee prescribes; (v) payment by the delivery of a notice that the holder has placed a market sell order with a broker with respect to shares of Common Stock issuable to the holder upon exercise of the option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the option exercise price; (vi) payment by the delivery of property of any kind which constitutes good and valuable consideration; or (vii) any combination of the consideration listed above.

     The Company shall not be required to issue or deliver any certificate or certificates for shares of Common Stock purchased upon the exercise of any option or portion thereof prior to (i) the admission of such shares of Common Stock to listing on all stock exchanges on which such class of Common Stock is then listed; (ii) the completion of any registration or other qualification of such shares of Common Stock under any regulatory body which the Compensation Committee shall, in its absolute discretion, deem necessary or advisable; (iii) the obtaining of any approval from any agency which the Compensation Committee shall, in its absolute discretion, determine to be necessary or advisable; (iv) the lapse of such reasonable period of time following the exercise of the option as the Compensation Committee may establish from time to time for reasons of administrative convenience; and (v) the receipt by the Company of full payment for such shares, including payment of any applicable withholding tax.

EXERCISE PRICE

     The Compensation Committee shall set the per share exercise price; provided, however, that (i) in the case of incentive stock options, the exercise price shall not be less than 100% of the fair market value of shares of Common Stock on the grant date for all options granted, and (ii) for the persons owning (within the meaning of 424(d) of the Code) more than 10% of the total combined voting power of all classes of capital stock of the Company or its subsidiaries (a "10% Person"), the exercise price shall be not less than 110% of the fair market value of the shares of Common Stock on the grant date. The fair market value of a share of Common Stock as of a given date will be: (i) the closing price of a share of Common Stock on the principal exchange on which the Common Stock is then trading on such date (or the immediately preceding trading day, if the Common Stock is not traded on that date); (ii) if the Common Stock is not traded on an exchange, but is quoted on the Nasdaq or a successor quotation system, the average of the mean between the closing representative bid and asked prices for a share of Common Stock on the trading day previous to such date, as reported by Nasdaq or such successor quotation system, on such date (or the immediately preceding trading day, if the Common Stock is not traded on that date); or (iii) if the Common Stock is not publicly traded on an exchange, Nasdaq or a successor quotation system, the fair market value as determined by the Committee (as defined below) acting in good faith. Currently, shares of Common Stock trade on the New York Stock Exchange.

EXPIRATION OF OPTIONS

     The term of an option is set by the Compensation Committee, provided, that no option term shall be longer than ten years from the date of grant, except that the option term for the 10% Person shall not exceed five years from the date of grant. The Compensation Committee also establishes the time period following termination of employment, death or disability during which vested options may be exercised, subject to the requirements of Section 422 of the Code with respect to incentive stock options. The term of the options and the period during which the vested options may be exercised is set forth in the option agreement.

NON-TRANSFERABILITY OF OPTIONS

     Holders cannot assign or transfer any option, except (i) by will or the laws of descent and distribution; or (ii) subject to the consent of the Compensation Committee, pursuant to a qualified domestic relations order (e.g., a divorce decree).

RIGHTS AS A STOCKHOLDER

     Holders shall not have any rights as a stockholder as to the shares of Common Stock purchasable upon exercise of an option until exercise of any portion of the option and certificates representing such shares have been issued and delivered to the holders.

ADJUSTMENTS OF OPTIONS UNDER THE INCENTIVE PLAN

     If the Compensation Committee determines that there is a dividend, recapitalization, reclassification, stock split, merger, consolidation, split-up, spin-off, combination, consolidation, dissolution or other similar corporate transaction that affects the Common Stock (a "Corporate Event") which causes dilution or enlargement of benefits under the Incentive Plan, then the Compensation Committee may appropriately adjust (i) the aggregate number of shares of Common Stock subject to the Incentive Plan; (ii) the number of shares of Common Stock subject to the outstanding options; and (iii) the price per share of Common Stock upon exercise of outstanding options to counter the dilution or enlargement of benefits.

     In addition, if the Compensation Committee determines that there is an unusual or nonrecurring event affecting the Company, its subsidiaries or affiliates or the financial statements of the Company or a change in applicable laws, regulations or accounting principles, it may, in its sole and absolute discretion, take any one or more actions to prevent dilution or enlargement of benefits, including providing that (i) an option cannot vest, be exercisable or become payable after such an event; (ii) either the purchase of any option for an amount of cash equal to the amount that could have been attained upon the exercise of such option or the realization of the holder's rights had such option been currently exercisable or payable or fully vested or the replacement of such option with other rights or property selected by the Compensation Committee in its sole discretion; (iii) options may be exercisable as to all shares covered by the option; (iv) such option shall be assumed by the successor or surviving company, or a parent or subsidiary, or shall be substituted by similar options covering the stock of the successor or surviving company, or a parent or subsidiary of such successor or surviving company; and (v) that adjustments shall be made in the number and type of shares of Common Stock subject to outstanding options and/or in the terms and conditions of outstanding options that may be granted in the future.

CHANGE OF CONTROL

     Upon the occurrence of a merger or sale of substantially all of the assets of the Company, each outstanding option shall be assumed or substituted for an equivalent option by the successor corporation, or a parent or subsidiary of the successor corporation. If the successor corporation refuses to assume or substitute the options, each holder of an option shall be entitled to immediately exercise the option for all shares of Common Stock under the option, including unvested shares.

AMENDMENT AND TERMINATION OF THE INCENTIVE PLAN

     The Compensation Committee may amend, modify, suspend or terminate the Incentive Plan at any time, except the Compensation Committee must obtain approval of the stockholders of the Company within 12 months before or after such action to increase the number of shares of Common Stock that may be issued under the Incentive Plan.

CERTAIN RESTRICTIONS ON RESALE

     Employees, officers and directors who are the Company's "affiliates" as defined by the rules and regulations under the Securities Act, may offer or sell the shares of common stock they acquire upon exercise of their options under the Incentive Plan only if they make such offers and sales (i) pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"); (ii) pursuant to an appropriate exemption from the registration requirements of the Securities Act; or (iii) within the limitations and subject to the conditions set forth in Rule 144 under the Securities Act.

FEDERAL INCOME TAX CONSEQUENCES

     The following summarizes the Federal income tax consequences of a holder's participation in the Incentive Plan and is not intended to be a complete description of the tax consequences. This summary does not address Federal employment taxes, state and local income taxes and other taxes that may be applicable.

  Grant of Option; Exercise of Option

     A holder will not recognize taxable income on the date the holder is granted an option under the Incentive Plan (i.e., the first day of the offering period). In addition, the holder will not recognize taxable income on the date the option is exercised (i.e., the last day of the offering period).

INCENTIVE STOCK OPTIONS

  Sale of Common Stock after the Holding Period

     If a holder does not sell or otherwise dispose of the shares of Common Stock purchased upon exercise of his or her option under the Incentive Plan within the Holding Period, or if the holder dies while owning the shares of Common Stock, the holder will be taxed in the year in which he or she sells or disposes of the shares of Common Stock, or the year closing with his or her death, whichever applies, as follows:

     The holder will recognize ordinary income in an amount equal to the lesser of:

     - the excess, if any, of the fair market value of the shares of Common Stock on the date on which such shares are sold or otherwise disposed, or the date on which the holder died, over the amount paid for the shares of Common Stock, or

     - the excess of the fair market value of the shares of Common Stock on the date the option was granted, over the option price (determined assuming that the option was exercised on the date granted) for such shares of Common Stock; and

     The holder will recognize as capital gain any further gain realized (after increasing the tax basis in the shares of Common Stock by the amount of ordinary income recognized as described above).

  Sale of Common Stock during the Holding Period

     If the holder sells or otherwise disposes of the shares of the Common Stock purchased upon exercise of his or her option under the Incentive Plan before the Holding Period expires, and the amount realized is greater than or equal to the fair market value of the shares of Common Stock on the date of exercise, the holder will be taxed in the year in which he or she sells or disposes of the shares of Common Stock as follows:

     - The holder will recognize ordinary income to the extent of the excess of the fair market value of the shares of Common Stock on the date on which the option was exercised, over the option price for such shares of Common Stock; and

     - The holder will recognize as capital gain any further gain realized (after increasing the tax basis in the shares of Common Stock by the amount of ordinary income recognized as described above).

     If the holder sells or otherwise disposes of the shares of Common Stock before the Holding Period expires, and the amount realized is less than the fair market value of the shares of Common Stock on the date of exercise, the holder will be taxed in the year in which he or she sells or disposes of the shares of Common Stock as follows:

     - The holder will recognize ordinary income to the extent of the excess of the fair market value of the shares of Common Stock on the date on which the option was exercised, over the option price for such shares of Common Stock; and

     - The holder will recognize capital loss to the extent the fair market value of the shares of Common Stock on the exercise date exceeds the amount realized on the sale or other disposition.

  The Company's Deduction

     The Company (or the subsidiary corporation that employs the holder) is entitled to a tax deduction only to the extent that the holder recognizes ordinary income because the holder sells or otherwise disposes of the shares of Common Stock before the Holding Period expires.

NON-QUALIFIED STOCK OPTIONS

  Recognizing Ordinary Income

     For federal income tax purposes, if the holders are granted non-qualified stock options under the Incentive Plan, they will not have taxable income on the grant of the option. Generally, upon exercise of non-qualified stock options, the holder will recognize ordinary income.

  Recognizing Capital Gains or Losses

     The holder's basis for the shares of Common Stock for purposes of determining gain or loss on subsequent disposition of such shares of Common Stock will generally be the fair market value of the Common Stock on the date of option exercise. Any subsequent gain or loss will generally be taxable as capital gains or losses.

  The Company's Deduction

     The Company is entitled to a tax deduction only to an amount equal to the difference between the option exercise price and the fair market value of its common stock on the date of exercise.

                               NEW PLAN BENEFITS

     Since the first offering period will not expire until August 31, 2001, the awards that are likely to be made under the ESPP are not currently determinable. With respect to the Incentive Plan, the Compensation Committee generally makes incentive award determinations for executive officers and other employees in July of each year, based on the employee's and the company's performance during the prior twelve month period. Therefore, most of the awards that are likely to be made under the Incentive Plan are not currently determinable. The Company anticipates that certain of its non-employee directors will be awarded incentive awards following the Meeting, based upon the guidelines discussed above. The following table includes information about anticipated awards under the Incentive Plan to the extent they are determinable.

                    NAME AND POSITION                       DOLLAR VALUE   NUMBER OF SHARES
                    -----------------                       ------------   ----------------
Allen Chao, Ph.D..........................................         *                 *
  Chairman of the Board, Chief Executive Officer and
  President
G. Frederick Wilkinson....................................         *                 *
  Chief Operating Officer and Senior Vice President, Sales
  and Marketing(1)
Michael E. Boxer..........................................         *                 *
  Senior Vice President and Chief Financial Officer
Charles D. Ebert, Ph.D. ..................................         *                 *
  Senior Vice President, Research and Development
Robert C. Funsten.........................................         *                 *
  Senior Vice President, General Counsel and Secretary
All current executive officers as a group.................         *                 *
All current directors who are not executive officers as a
  group(2)................................................         *            60,000
All employees, including all current officers who are not
  executive officers......................................         *                 *

---------------
 *  Not determinable.

(1) Mr. Wilkinson resigned from the Company effective March 22, 2001.

(2) This total assumes the reelection of Michel J. Feldman and Fred G. Weiss to the Board of Directors at the Meeting.

                 PROPOSAL NO. 4 -- RATIFICATION OF SELECTION OF
                         INDEPENDENT PUBLIC ACCOUNTANTS

     The firm of PricewaterhouseCoopers LLP has audited the books and records of the Company since its inception and the Board of Directors recommends that the stockholders ratify the selection of PricewaterhouseCoopers LLP to audit the accounts of the Company for the current fiscal year. Representatives of that firm are expected to be present at the Meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP.

                PRICEWATERHOUSECOOPERS' LLP FEES FOR FISCAL 2000

     Audit Fees. Audit fees billed to the Company by PricewaterhouseCoopers LLP with respect to the Fiscal 2000 financial statements were $293,000.

     Financial Information Systems Design and Implementation Fees. No services were performed by, or fees incurred to, PricewaterhouseCoopers LLP in connection with financial information systems design and implementation projects for Fiscal 2000.

     All Other Fees. All other fees billed by PricewaterhouseCoopers LLP with respect to Fiscal 2000 were $1,640,000. The Audit Committee considered whether the provision of services rendered under "All Other Fees" is compatible with maintaining PricewaterhouseCoopers LLP's independence.

                             EXECUTIVE COMPENSATION

     The following table sets forth certain information regarding the annual and long-term compensation for services rendered to the Company in all capacities for the fiscal years ended December 31, 2000, 1999 and 1998 of those persons who were, at December 31, 2000, (i) the chief executive officer, (ii) the other four most highly compensated executive officers whose annual salary and bonuses exceeded $100,000, or (iii) any other executive officer who would have qualified under sections (i) or (ii) of this paragraph but for the fact that the individual was not serving as an executive officer of the registrant at the end of the 2000 fiscal year (collectively, the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                       LONG-TERM
                                                                      COMPENSATION
                                                                         AWARDS
                                                                      ------------
                                                ANNUAL COMPENSATION    SECURITIES
          NAME AND PRINCIPAL                    -------------------    UNDERLYING     ALL OTHER
              POSITION(1)                YEAR    SALARY     BONUS       OPTIONS      COMPENSATION
          ------------------             ----   --------   --------   ------------   ------------
Allen Chao, Ph.D.......................  2000   $750,000   $      0     200,000        $19,350
  Chairman of the Board, Chief           1999    710,133          0     100,000         16,618
  Executive Officer and                  1998    500,000    400,000     100,000         15,392
  President(1)(2)(3)(4)
G. Frederick Wilkinson.................  2000   $346,154   $ 30,000      40,000        $11,874
  Chief Operating Officer and Senior     1999    261,173          0     130,000         11,548
  Vice-President, Sales and              1998    211,000     52,750      25,000         10,828
  Marketing(1)(3)(5)
Michael E. Boxer.......................  2000   $279,250   $ 17,500      23,750        $ 5,606
  Senior Vice President and Chief        1999    226,923          0      95,000         21,646
  Financial Officer(1)(6)                1998     88,462     30,000     100,000         86,269
Charles D. Ebert, Ph.D. ...............  2000   $250,000   $ 15,750      32,875        $13,147
  Senior Vice President, Research        1999    203,846          0      65,000          7,473
  and Development(1)(3)(7)
Robert C. Funsten......................  2000   $248,077   $ 15,750      22,875        $ 5,679
  Senior Vice President,                 1999    207,115          0      40,000          5,329
  General Counsel and Secretary(1)(8)    1998     81,827     22,000      50,000             59

---------------
(1) Dr. Chao, Mr. Wilkinson, Mr. Boxer, Dr. Ebert, and Mr. Funsten have entered into employment agreements with the Company. Please refer to "Employment Agreements" below for details.

(2) Pursuant to bonus formulas established by the Compensation Committee, Dr. Chao received an annual bonus in 1998 based upon net after-tax earnings of the Company and at the discretion of the Compensation Committee.

(3) Dr. Chao, Mr. Wilkinson and Dr. Ebert serve on the Board of Directors of Somerset Pharmaceuticals, Inc., a joint venture which is 50% owned by the Company. Dr. Chao has served on the Somerset Board of Directors since 1995 and received director fees of $12,000 in each of 2000, 1999 and 1998. Mr. Wilkinson has served on the Somerset Board of Directors since 1997 and received director fees of $12,000 in each of 2000, 1999 and 1998. Dr. Ebert has served on the Somerset Board of Directors since January 2000 and received fees of $12,000 in 2000. These fees to Dr. Chao, Mr. Wilkinson and Dr. Ebert were not paid by the Company and so have not been included in the Summary Compensation Table.

(4) Other compensation to Dr. Chao in 2000, 1999 and 1998 includes the Company's 401(k) contributions on behalf of Dr. Chao. Additionally, other compensation in 2000, 1999 and 1998 to Dr. Chao includes car allowances of $7,800, $8,450 and $7,800, respectively.

(5) Other compensation to Mr. Wilkinson in 2000, 1999 and 1998 includes the Company's 401(k) contributions on his behalf, and car allowances of $6,000, $6,038 and $5,500, respectively. Mr. Wilkinson resigned from the Company effective March 22, 2001.

(6) Mr. Boxer has been employed by the Company since July 27, 1998. Other compensation in 1999 and 1998 paid to Mr. Boxer includes the imputed value of interest on an interest free loan taken by Mr. Boxer from the Company in the amount of $600,000 for the purpose of purchasing a home. Other compensation paid to Mr. Boxer in 2000, 1999 and 1998 includes the Company's 401(k) contributions on his behalf, as well as a reimbursement in 1998 of $60,000 for relocation expenses in connection with his employment by the Company.

(7) Dr. Ebert became an officer of the Company effective June 16, 1999. Dr. Ebert's salary for 2000 includes $4,500 cash in lieu of accrued vacation and $13,000 for cancellation of a life insurance policy issued to Dr. Ebert in 1993. Other compensation to Dr. Ebert in 2000 and 1999 includes the Company's 401(k) contributions on his behalf, as well as a reimbursement in 2000 of $7,313 for relocation expenses.

(8) Mr. Funsten has been employed by the Company since July 27, 1998. Other compensation to Mr. Funsten in 2000, 1999 and 1998 includes the Company's 401(k) contributions on his behalf.

EMPLOYMENT AGREEMENTS

     The Company has entered into employment agreements with each of the Named Executive Officers. Each of the agreements provide for (i) an annual base salary; (ii) eligibility to receive a bonus targeted at 25% of the executive's then current salary; (iii) annual increases to the base salary and determination of bonuses at the discretion of the Chief Executive Officer of the Company or the Compensation Committee, as appropriate; and (iv) stock option grants as determined by the Compensation Committee in accordance with the policies regarding stock option grants to executive employees generally (See "Report of the Compensation Committee on Executive Compensation").

     Each Executive's employment may be terminated at any time with or without cause, or by reason of death or disability, or each executive may voluntarily resign at any time with or without good reason. In the event of termination of employment for reasons other than death, disability, cause or without good reason, the Company will provide Executive with severance pay and benefits (the "Severance Benefits") consisting of: (a) a lump sum severance payment, subject to standard withholdings or deductions, in an amount equal to the sum of: (i) twenty-four (24) months of Executive's then base salary; (ii) two times Executive's target bonus to be earned for the year in which termination occurs or two times the bonus amount paid to the Executive in the prior year, whichever is greater; and (iii) Executive's prorated bonus (based on Executive's target bonus amount) for the year in which the termination occurs; (b) continued group health insurance benefits (e.g., medical, dental, vision, etc.) for Executive and Executive's eligible dependents for a period of up to eighteen (18) months under COBRA, and if Executive is not covered under the Company's group health insurance plan at the end of eighteen (18) months, the Company will use its best efforts to provide Executive and Executive's eligible dependents with comparable health insurance coverage for an additional period of up six (6) months, but the Company will not be obligated to pay more than one hundred fifty percent (150%) of the cost of COBRA coverage for such comparable coverage; provided, however, that in any event the Company's obligation to provide any health benefits ends when Executive becomes eligible for health insurance with a new employer; and
(c) outplacement services for one year with a nationally recognized service selected by the Company. In the event of a change of control of the Company and if Executive is terminated without cause or Executive resigns for good reason within ninety (90) days prior to or twenty-four (24) months following such change of control, the Company will provide to Executive the Severance Benefits and any unvested options held by Executive will become one hundred percent (100%) vested and immediately exercisable as of the date of termination. The Executive is also entitled to receive a gross-up payment on any payments made to the Executive that are subject to the excise tax imposed by Section 4999 of the Code.

OPTIONS

     The following table sets forth certain information concerning individual grants of stock options made during the year ended December 31, 2000 to each Named Executive Officer of the Company who received such a grant under the Company's 1991 Plan.

                       OPTION GRANTS IN LAST FISCAL YEAR
                               INDIVIDUAL GRANTS

                                                                                        POTENTIAL REALIZABLE
                                               % OF TOTAL                                 VALUE AT ASSUMED
                                  NUMBER OF     OPTIONS                                 ANNUAL RATES OF STOCK
                                    SHARES     GRANTED TO                                PRICE APPRECIATION
                                  UNDERLYING   EMPLOYEES    EXERCISE OR                  FOR OPTION TERM(1)
                                   OPTIONS     IN FISCAL    BASE PRICE    EXPIRATION   -----------------------
              NAME                 GRANTED        YEAR       PER SHARE       DATE          5%          10%
              ----                ----------   ----------   -----------   ----------   ----------   ----------
Allen Chao, Ph.D. ..............    100,000       4.77%      $43.8750      2/03/10     $2,586,205   $6,716,960
                                    100,000       4.77%      $37.5000      3/28/10     $2,358,355   $5,976,534
G. Frederick Wilkinson..........     15,000       0.72%      $44.7500      4/17/10     $  422,146   $1,069,800
                                     25,000       1.19%      $51.8125      7/13/10     $  813,332   $2,062,352
Michael E. Boxer................      8,750       0.42%      $44.7500      4/17/10     $  246,252   $  624,050
                                     15,000       0.72%      $51.8125      7/13/10     $  487,999   $1,237,411
Charles D. Ebert, Ph.D. ........     17,875       0.85%      $44.7500      4/17/10     $  503,057   $1,274,845
                                     15,000       0.72%      $51.8125      7/13/10     $  487,999   $1,237,411
Robert C. Funsten...............      7,875       0.38%      $44.7500      4/17/10     $  221,626   $  561,645
                                     15,000       0.72%      $51.8125      7/13/10     $  487,999   $1,237,411

---------------
(1) The assumed annual rates of stock price appreciation of 5% and 10% are set by SEC rules and are not intended as a forecast of possible future appreciation in stock prices.

OPTION EXERCISES AND FISCAL YEAR-END VALUES

     The following table sets forth certain information with respect to each Named Executive Officer concerning the exercise of options during the fiscal year ended December 31, 2000, as well as unexercised options held as of the end of such fiscal year.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR END OPTION VALUES

                                                           NUMBER OF                       VALUE OF
                                                     SECURITIES UNDERLYING               UNEXERCISED
                             SHARES                 UNEXERCISED OPTIONS AT         IN-THE-MONEY OPTIONS AT
                            ACQUIRED                   DECEMBER 31, 2000              DECEMBER 31, 2000
                               ON       VALUE     ---------------------------   ------------------------------
           NAME             EXERCISE   REALIZED   EXERCISABLE   UNEXERCISABLE    EXERCISABLE     UNEXERCISABLE
           ----             --------   --------   -----------   -------------   --------------   -------------
Allen Chao, Ph.D. ........       0     $      0     809,800        420,000      $28,926,787.50   $6,667,500.00
G. Frederick Wilkinson....   9,000     $232,875     176,002        214,998      $ 4,963,319.25   $3,585,805.75
Michael E. Boxer..........       0     $      0      59,000        159,750      $   496,562.50   $1,223,828.13
Charles D. Ebert,
  Ph.D. ..................   4,000     $154,495      50,143         84,875      $   787,445.30   $  400,820.31
Robert C. Funsten.........       0     $      0      28,000         84,875      $   246,875.00   $  628,820.31

                      REPORT OF THE COMPENSATION COMMITTEE
                           ON EXECUTIVE COMPENSATION

     This Report of the Compensation Committee on Executive Compensation shall not be deemed incorporated by reference by any general statement incorporating this Proxy Statement into any filing under the Securities Act or under the Exchange Act, except to the extent that the Company specifically incorporates the information contained herein by reference, and shall not otherwise be deemed filed under those Acts.

     The Compensation Committee of the Board of Directors is responsible for determining the compensation policies for the senior executive officers of the Company, including Dr. Allen Chao, its Chief Executive Officer, and the actual compensation of Dr. Chao. Actual compensation to the senior executive officers of the Company, other than the Chief Executive Officer, is based largely upon the recommendations of the Chief Executive Officer. The Compensation Committee also administers the 1991 Plan and the 1995 Plan. Upon adoption of the Incentive Plan by the Company's stockholders, the Compensation Committee will be responsible for the administration of the Incentive Plan.

COMPENSATION PHILOSOPHY

     The Company does business in a highly competitive and dynamic industry. The Company's continued success in such an environment depends, in large part, on its ability to attract and retain talented senior executives. The Company must provide executives with long- and short-term incentives to maximize corporate performance, and reward successful efforts to do so. As a result, the Committee's compensation policies are designed to:

     1. provide a competitive level of compensation to attract and retain talented management;

     2. reward senior executives for corporate performance by linking a substantial portion of total compensation to the achievement of measurable performance objectives; and,

     3. align the interests of senior executives with the stockholders in order to maximize stockholder value.

     The Committee's goal is to provide a competitive compensation package based on a review of publicly available information about the compensation paid to similarly situated executives of selected pharmaceutical companies (the "Peer Group"). The Committee believes that a substantial portion of compensation should be tied to the attainment of long- and short-term objectives.

     To achieve these compensation objectives, the Committee has developed a compensation philosophy for senior executive officers consisting of base salary, a contingent bonus arrangement tied to after-tax earnings or other goals and awards of stock options.

EXECUTIVE COMPENSATION

     From time to time, the Committee conducts a review of the executive compensation paid by members of the Peer Group. The Committee reviews the salary data for the average and median levels of compensation. However, the Committee does not rely exclusively on statistical compilations. Certain members of the group reviewed are considered to be very similar to the Company in terms of market capitalization, length of time as a publicly held company, number of employees, and overall prospects for short- and long-term growth. The compensation paid by these Peer Group companies is given substantially more weight in setting base compensation. In prior years, the Committee has raised the compensation levels of its senior executives to competitive levels in relation to the other members of the Peer Group.

     - The Company's compensation program for executive officers consists of three key elements: base salary;

     - contingent bonus arrangements tied to after-tax earnings or other goals; and

     - periodic awards of stock options.

     Base salaries, and adjustment to base salaries, bonuses and stock option grants for the Company's senior executive officers, other than the Chief Executive Officer, are largely based upon the recommendations of the Chief Executive Officer to the Committee.

  Base Salary

     A significant component of executive officer compensation is base salary. Base salaries for senior executive officers are reviewed annually by the Compensation Committee based upon a variety of factors, including individual performance, general levels of market salary increases and the Company's overall financial results. Base salaries, and adjustment to base salaries, for the Company's executive officers, other than the Chief Executive Officer, are largely based upon the recommendations of the Chief Executive Officer to the Committee.

  Bonus

     The Board of Directors awards annual bonuses to the Company's senior executive officers based, among other things, on the Company's financial performance, including after-tax earnings. As a result, employees have both a team incentive to enhance the Company's financial performance and to perform at the highest level.

  Stock Options

     The Committee believes that stock options provide a valuable tool for aligning the interests of management with stockholders and focusing management's attention on the long-term growth of the Company. In addition, the Committee believes that the awarding of stock options is essential to attract and maintain the talented professionals and managers needed to ensure the continued success of the Company. Accordingly, the Committee expects to continue granting options.

POLICY ON DEDUCTIBILITY OF COMPENSATION

     The Code provides a $1,000,000 deduction limit on compensation paid to the reporting executives of publicly held corporations. An exception to the limit applies to certain types of performance-based awards granted under plans approved by the Company's stockholders, which may include stock options. The 1991 Plan has previously been amended to comply with the performance-based compensation requirements. If the Incentive Plan is approved by the stockholders, the Incentive Plan generally will comply with these performance-based compensation requirements.

     The Committee's policy is to qualify bonus and option grants for the performance-based compensation exception to the $1,000,000 deduction limitation whenever possible.

CHIEF EXECUTIVE'S COMPENSATION

     For the year ended December 31, 2000, Dr. Chao received an annual base salary of $750,000. The Compensation Committee awarded Dr. Chao no cash bonus in 2001 for the 2000 fiscal year. The Compensation Committee has granted Dr. Chao in 2001 options to purchase 200,000 shares of Common Stock, of which 100,000 option shares were granted as a special grant in recognition of Dr. Chao's performance in the 2000 fiscal year. In 2000, the Compensation Committee granted options to Dr. Chao to purchase a total of 200,000 shares of Common Stock, of which 100,000 option shares were granted as a special grant in recognition of Dr. Chao's performance in the 1999 fiscal year. Based on its compensation review and the Compensation Committee's compensation philosophy, and taking into account the Company's actual and projected revenues and income, the Compensation Committee has determined that Dr. Chao's 2001 annual base salary will be increased to $825,000. In addition, the Compensation Committee has decided that a formula should be used in determining the 2001 cash bonus for Dr. Chao. For 2001, Dr. Chao will be eligible to receive a cash bonus of up to $750,000, of which up to $400,000 will be determined based upon the Company satisfying certain established earnings per share goals for the 2001 fiscal year, and up to $350,000 will be at the discretion of the Compensation Committee. Whether or not this discretionary bonus will be paid will be determined by the Compensation Committee after the end of 2001, based on factors determined by the Compensation Committee.

CONCLUSION

     The Compensation Committee will continue to establish base compensation at levels that are competitive with selected members of the Peer Group. The Compensation Committee intends for performance compensation to constitute a substantial portion of overall compensation, and for compensation to be linked to the achievement of the Company's short- and long-term goals as established by the Company. The Compensation Committee intends to create incentives at the levels necessary to maintain above-average performance within the Company's industry.

     Submitted on March 21, 2001, by the members of the Compensation Committee of the Board of Directors.

                                          Michael Fedida
                                          Ronald R. Taylor
                                          Andrew L. Turner

                       COMPENSATION COMMITTEE INTERLOCKS
                           AND INSIDER PARTICIPATION

     The Compensation Committee, which is responsible for the compensation policies of the Company with respect to its executive officers was comprised during the fiscal year ended December 31, 2000 of Michael J. Fedida, Ronald R. Taylor and Andrew L. Turner, none of whom is an employee of the Company.

                         REPORT OF THE AUDIT COMMITTEE

     The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act or under the Exchange Act, except to the extent the Company specifically incorporates this Report by reference therein.

     The Audit Committee of the Board of Directors is comprised of independent directors as required by the listing standards of the New York Stock Exchange. During fiscal 2000, the Audit Committee of the Board of Directors updated the charter for the Audit Committee, which is reviewed and approved annually following the Annual Stockholders' Meeting. The complete text of the charter is reproduced in Appendix A to this proxy statement.

     As set forth in more detail in the charter, the Audit Committee's primary responsibilities fall into three broad categories:

     1. Serve as an independent and objective party to monitor the Company's financial reporting process and internal control systems.

     2. Review and appraise the audit efforts of the Company's independent accountants and internal auditing department.

     3. Provide an open avenue of communication among the independent accountants, financial and senior management, the internal auditing department and the Board of Directors.

     The Audit Committee has implemented procedures to ensure that during the course of each fiscal year it devotes the attention that it deems necessary or appropriate to each of the matters assigned to it under the Audit Committee's charter. To carry out its responsibilities, the Audit Committee met four times during fiscal 2000.

     In overseeing the preparation of the Company's financial statements, the Audit Committee met with both management and the Company's outside auditors to review and discuss all financial statements prior to their issuance and to discuss significant accounting issues. The Audit Committee's review included discussion with the outside auditors of matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communication With Audit Committees), as currently in effect. In addition, the Audit Committee has received the written disclosures and the letter from the independent auditors required by the Independence

Standards Board Standard No. 1 (Independence Discussions with Audit Committees). Finally, the Audit Committee continued to monitor the scope and adequacy of the Company's internal auditing program, including proposals for adequate staffing and to strengthen internal procedures and controls where appropriate. Management advised the Audit Committee that all financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee discussed the statements with both management and the outside auditors.

     The members of the Audit Committee are not engaged in the accounting or auditing profession and, consequently, are not experts in the matters involving auditing or accounting. In the performance of their duties, the members of the Audit Committee necessarily relied upon the information, opinions, reports and statements presented to them by management of the Company and by the independent auditors.

     On the basis of these reviews and discussions, the Audit Committee recommended to the Board of Directors that it approve the inclusion of the Company's audited financial statements in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000, for filing with the SEC.

     Submitted on March 21, 2001, by the members of the Audit Committee of the Board of Directors.

                                          Michael J. Fedida
                                          Ronald R. Taylor
                                          Andrew L. Turner
                                          Fred G. Weiss

                         STOCK PRICE PERFORMANCE GRAPH

     The following graph compares the percentage change in the cumulative total stockholder return on the Company's Common Stock during the period from December 29, 1995 through December 29, 2000, with the cumulative total return on the Standard & Poor's ("S&P") 500 Composite Index, and the Dow Jones Pharmaceutical Index over the same period. The following graph shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or the Exchange Act, except to the extent the Company specifically incorporates the information contained therein by reference, and shall not otherwise be deemed filed under such Acts.

             COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN AMONG
                         WATSON PHARMACEUTICALS, INC.,
      THE S&P 500 COMPOSITE INDEX, AND THE DOW JONES PHARMACEUTICAL INDEX

                              [PERFORMANCE GRAPH]

          --------------------------------------------------------------------------------------
                                 12/29/95   12/31/96   12/31/97   12/31/98   12/31/99   12/29/00
          --------------------------------------------------------------------------------------
           Watson
            Pharmaceuticals,
            Inc. Common Stock     100.00      91.71     132.40     257.14     146.17     208.93
           S&P 500 Composite
            Index                 100.00     122.96     163.98     210.85     255.21     231.98
           Dow Jones
            Pharmaceutical
            Index                 100.00     124.02     191.24     284.32     256.15     355.29
          --------------------------------------------------------------------------------------

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Company leases a portion of its facilities from a trust and other entities of which Drs. Chao and Hsia, and certain family members, are among the beneficiaries. The aggregate rental expense for 2000, 1999 and 1998 was $373,000, $360,000 and $345,000 respectively.

              STOCKHOLDERS' PROPOSALS FOR THE 2002 ANNUAL MEETING

     The Company expects to hold the 2002 Annual Meeting of Stockholders on May 6, 2002. Under Rule 14a-8 of the Exchange Act, stockholder proposals to be included in the proxy statement for the 2002 Annual Meeting of Stockholders must be received by the Company's Secretary at its principal executive offices no later than December 12, 2001.

     In addition, the Company's Bylaws provide that for a stockholder proposal to be acted upon at an annual meeting of stockholders, the stockholder must provide written notice to the Company no later than 120 days and no more than 150 days prior to the date the previous year's annual meeting proxy statement was mailed to stockholders. This notice must contain information required by the Bylaws. Accordingly, the stockholder must provide written notice to the Company no later than December 12, 2001 and no earlier than November 12, 2001 to insure that such stockholder's proposal will be acted upon at the 2002 Annual Meeting of Stockholders. In the case of a director nomination, the stockholder's written notice, containing information required in the Bylaws, must be delivered to the Company not less than 60 days or more than 90 days prior to the publicly disclosed date of the annual meeting.

                                 OTHER BUSINESS

     As of the date of this Proxy Statement, the Board of Directors knows of no other business that will be presented for consideration at the Meeting. If other proper matters are presented at the Meeting, however, it is the intention of the proxy holders named in the enclosed form of proxy to take such actions as shall be in accordance with their best judgment.

                                          By Order of the Board of Directors

                                          /s/ Robert c. Funsten

                                          Robert C. Funsten
                                          Secretary

                                                                      APPENDIX A

                          WATSON PHARMACEUTICALS, INC.

                   AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
                                    CHARTER

I. PURPOSE

     The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by: reviewing the financial reports and other financial information provided by the Company to any governmental body or the public; overseeing that management maintains the Company's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Company's auditing, accounting and financial report processes generally. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Company's policies, procedures and practices at all levels. The Audit Committee's primary duties and responsibilities are to:

     - Serve as an independent and objective party to monitor the Company's financial reporting process and internal control systems.

     - Review and appraise the audit efforts of the Company's independent accountants and internal auditing department.

     - Provide an open avenue of communication among the independent accountants, financial and senior management, the internal auditing department, and the Board of Directors.

     The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section V of this Charter.

II. COMPOSITION

     The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be an independent director, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. Composition of the Committee will also satisfy the requirements of Section
303.00 of the Listed Company Manual of the New York Stock Exchange.

     All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Company or an outside consultant. The members of the Committee shall be elected by the Board and serve at its pleasure for such term or terms as it shall determine.

III. MEETINGS

     The Committee shall meet at least four times annually, or more frequently as circumstances dictate. The agenda for each meeting shall be prepared by the Secretary of the Committee and, whenever reasonably practicable, circulated to each member prior to the meeting date. As part of its job to foster open communication, the Committee may meet with management, the head of the internal auditing department and the independent accountants in separate executive sessions (as appropriate) to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee or at least its Chairperson should meet with the independent accountants and management quarterly to review the Company financials consistent with Section
V.4 below.

IV. PROCEDURAL MATTERS

     One-third of the members, but not less than two, will constitute a quorum. A majority of the members present at any meeting at which a quorum is present may act on behalf of the Committee. Unless the Board of Directors elects a Chairperson, the members of the Audit Committee may designate a Chairperson by majority vote. The Committee will meet at such times as shall be determined by its Chairperson, or upon the request of any two of its members. The Chairperson will preside, when present, at all meetings of the Committee. The Committee will keep a record of its meetings and report on them to the Board. The Committee may meet by telephone or video conference and may take action by written consent.

V. RESPONSIBILITIES AND DUTIES

     To fulfill its responsibilities and duties the Audit Committee shall:

  Documents/Reports Review

      1. Review and update this Charter periodically as appropriate and as conditions dictate.

      2. Review the Company's annual financial statements and, as appropriate, any material reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent accountants in compliance with Statement on Auditing Standards No. 61, as amended.

      3. Review the regular internal reports to management prepared by the internal auditing department and management's response.

      4. Review with the financial management and the independent accountants in compliance with Statement on Auditing Standards No. 61, as amended, the 10-Q prior to its filing or prior to the release of earnings. The Chairperson of the Committee may represent the entire Committee for purposes of this review.

  Independent Accountants

      5. Recommend to the Board of Directors the selection of the independent accountants, considering independence and effectiveness and approve the fees and other compensation to be paid to the independent accountants. On an annual basis, the Committee should review and discuss with the accountants all significant relationships the accountants have with the Company to determine the accountants' independence.

      6. Review and evaluate the performance of the independent accountants and approve any proposed discharge and replacement of the independent accountants when circumstances warrant. The independent accountants are responsible to the Board of Directors and to the Audit Committee of the Board of Directors for such independent accountants' audit or accounting of the financial statements of the Company.

      7. Periodically consult, as appropriate, with the independent accountants out of the presence of management about internal controls and the fullness and accuracy of the Company's financial statements.

      8. Review and ensure that independent accountants submit on a periodic basis to the Audit Committee a formal written statement delineating all relationships between the independent accountants and the Company.

      9. Discuss with independent accountants any disclosed relationships or services that may impact the objectivity and independence of the independent accountants and, if necessary, recommend that the Board of Directors take appropriate action in response to the independent accountants' report in order to satisfy itself of accountants' independence.

  Financial Reporting Processes

     10. In consultation with the independent accountants and the internal auditors, review the integrity of the Company's financial reporting processes, both internal and external.

     11. Consider the independent accountants' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

     12. Consider and approve, if appropriate, major changes to the Company's accounting principles and practices proposed by management. Discuss with independent accountants any significant changes in auditing standards or their audit scope. Consider and approve, if appropriate, any changes to the auditing practices of the internal auditing department.

  Process Improvement

     13. Establish regular and separate systems of reporting to the Audit Committee by each of management, the independent accountants and the internal auditors regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

     14. Following completion of the annual audit, review separately, as appropriate, with each of management, the independent accountants and the internal auditing department any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

     15. Review any significant disagreement among management and the independent accountants or the internal auditing department in connection with the preparation of the financial statements.

     16. Review with the independent accountants, the internal auditing department and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented. (This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Committee.)

  Ethical and Legal Compliance

     17. Approve and review periodically a Code of Conduct regarding legal compliance and ethical business practices and ensure that management has established a system to enforce this Code.

     18. Review management's monitoring of the Company's compliance with the Company's Code of Conduct and ensure that management has the proper review system in place to ensure that Company's financial statements, reports and other financial information disseminated to governmental organizations, and the public satisfy legal requirements.

     19. Review activities, organizational structure, and qualifications of the internal audit department.

     20. Review, with the Company's counsel, legal compliance matters including corporate securities trading policies.

     21. Review, with the Company's counsel, any legal matter that could have a significant impact on the Company's financial statements.

     22. Perform any other activities consistent with this Charter, the Company's By-laws and governing law, as the Committee or the Board deems necessary or appropriate.

                                                                      APPENDIX B

                          WATSON PHARMACEUTICALS, INC.

                          EMPLOYEE STOCK PURCHASE PLAN

     Watson Pharmaceuticals, Inc., a Nevada corporation (the "Company"), hereby adopts the Watson Pharmaceuticals, Inc. Employee Stock Purchase Plan (the "Plan"), effective as of February 12, 2011.

     The purposes of the Plan are as follows:

          (1) To assist eligible employees of the Company and its Designated Subsidiary Corporations (as defined below) in acquiring stock ownership in the Company pursuant to a plan which is intended to qualify as an "employee stock purchase plan", within the meaning of Section 423(b) of the Code (as defined below).

          (2) To encourage such employees to remain in the employment of the Company and its Subsidiary Corporations.

      1. Definitions. Whenever any of the following terms is used in the Plan with the first letter or letters capitalized, it shall have the following meaning unless context clearly indicates to the contrary (such definitions to be equally applicable to both the singular and the plural forms of the terms defined):

          (a) "Account" shall mean the account established for an Eligible Employee under the Plan with respect to an Offering Period.

          (b) "Agent" shall mean the brokerage firm, bank or other financial institution, entity or person(s) engaged, retained, appointed or authorized to act as the agent of the Company or an Employee with regard to the Plan.

          (c) "Authorization" shall mean an Eligible Employee's payroll deduction authorization with respect to an Offering Period provided by such Eligible Employee in accordance with Section 3(b).

          (d) "Compensation" shall mean the total compensation payable to an Eligible Employee by the Company or a Designated Subsidiary Corporation during such individual's period of participation in one or more Offering Periods under the Plan, including salary, wages, all overtime payments, bonuses, commissions, current profit-sharing distributions and other incentive compensation payments. Such Compensation shall be calculated before deduction of (A) any income or employment tax withholdings, or (B) any pre-tax contributions made by the Company or a Designated Subsidiary Corporation to any Code Section 401(k) salary deferral plan or any Code
     Section 125 cafeteria benefit program now or hereafter established by the Company or a Designated Subsidiary Corporation. However, Compensation shall not include any contributions (other than Code Section 401(k) or Code
     Section 125 contributions) made on the Eligible Employee's behalf by the Company or a Designated Subsidiary Corporation to any employee benefit or welfare plan now or hereafter established.

          (e) "Board" means the Board of Directors of the Company.

          (f) "Code" means the Internal Revenue Code of 1986, as amended.

          (g) "Committee" means the committee of the Board appointed to administer the Plan pursuant to Section 13.

          (h) "Company" means Watson Pharmaceuticals, Inc., a Nevada corporation.

          (i) "Date of Exercise" of any Option means the date on which such Option is exercised, which shall be the last day of the Offering Period with respect to which the Option was granted, in accordance with Section 4(a) (except as provided in Section 9).

          (j) "Date of Grant" of any Option means the date on which such Option is granted, which shall be the first day of the Offering Period with respect to which the Option was granted, in accordance with Section 3(a).

          (k) "Designated Subsidiary Corporation" means any Subsidiary Corporation designated by the Board in accordance with Section 14.

          (l) "Eligible Employee" means an Employee of the Company or any Designated Subsidiary Corporation: (i) who does not, immediately after the Option is granted, own (directly or through attribution) stock possessing five percent (5%) or more of the total combined voting power or value of all classes of Stock or other stock of the Company, a Parent Corporation or a Subsidiary Corporation (as determined under Section 423(b)(3) of the Code); (ii) whose customary employment is for more than twenty (20) hours per week; and (iii) whose customary employment is for more than five (5) months in any calendar year. For purposes of paragraph (i) above, the rules of Section 424(d) of the Code with regard to the attribution of stock ownership shall apply in determining the stock ownership of an individual, and stock which an Employee may purchase under outstanding options shall be treated as stock owned by the Employee. During a leave of absence meeting the requirements of Treasury Regulation Section 1.421-7(h)(2), an individual shall be treated as an Employee of the Company or Subsidiary Corporation employing such individual immediately prior to such leave.

          (m) "Employee" shall mean an individual who renders services to the Company or a Subsidiary Corporation in the status of an "employee", within the meaning of Code Section 3401(c). "Employee" shall not include any director of the Company or a Subsidiary Corporation who does not render services to the Company or a Subsidiary Corporation in the status of an "employee", within the meaning of Code Section 3401(c).

          (n) "Offering Period" shall mean each six-month period commencing on any March 1 and September 1 on or after September 1, 2001; provided, however, that the first Offering Period under the Plan shall commence on June 1, 2001 and end on August 31, 2001. Options shall be granted on the Date of Grant and exercised on the Date of Exercise, as provided in Sections 3(a) and 4(a), respectively.

          (o) "Option" means an option to purchase shares of Stock granted under the Plan to an Eligible Employee in accordance with Section 3(a).

          (p) "Option Price" means the option price per share of Stock determined in accordance with Section 4(b).

          (q) "Parent Corporation" means any corporation, other than the Company, in an unbroken chain of corporations ending with the Company if, at the time of the granting of the Option, each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          (r) "Payday" means the regular and recurring established day for payment of Compensation to an Employee of the Company or any Subsidiary Corporation.

          (s) "Plan" means the Watson Pharmaceuticals, Inc. Employee Stock Purchase Plan.

          (t) "Stock" means the shares of the Company's Common Stock, $.0033 par value.

          (u) "Subsidiary Corporation" means any corporation, other than the Company, in an unbroken chain of corporations beginning with the Company if, at the time of the granting of the Option, each of the corporations other than the last corporation in an unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

      2. Stock Subject to the Plan. Subject to the provisions of Section 9 hereof (relating to adjustments upon changes in the Stock) and Section 12 hereof (relating to amendments of the Plan), the maximum number of shares of Stock which shall be made available for sale under the Plan shall be 500,000 shares, plus an annual increase to be added on each anniversary date of the adoption of the Plan during the term of the Plan equal to the least of (i) 50,000 shares, or
(ii) a lesser amount determined by the Board.

      3. Grant of Options.

     (a) Option Grants. The Company shall grant Options under the Plan to all Eligible Employees in successive Offering Periods until the earlier of: (i) the date on which the number of shares of Stock available under the Plan have been sold, or (ii) the date on which the Plan is suspended or terminates. Each Employee who is an Eligible Employee on the first day of an Offering Period shall be granted an Option with respect to such Offering Period. The Date of Grant of such an Option shall be the first day of the Offering Period with respect to which such Option was granted. Each Option shall expire on the Date of Exercise immediately after the automatic exercise of the Option in accordance with Section 4(a), unless such Option terminates earlier in accordance with
Section 5, 6 or 9. The number of shares of Stock subject to an Eligible Employee's Option shall equal the cumulative payroll deductions authorized by such Eligible Employee in accordance with subsection (b) for the Option Period (if any), divided by the Option Price; provided, however, that the number of shares of Stock subject to such Option shall not exceed 5,000 shares; and, provided, further, that the number of shares of Stock subject to such Option shall not exceed the number determined in accordance with subsection (c). The Company shall not grant an Option with respect to an Offering Period to any individual who is not an Eligible Employee on the first day of such Offering Period.

     (b) Election to Participate; Payroll Deduction Authorization. Except as provided in subsection (d), an Eligible Employee shall participate in the Plan only by means of payroll deduction. Each Eligible Employee who elects to participate in the Plan with respect to an Offering Period shall deliver to the Company, not later than ten (10) days before the first day of the Offering Period, a completed and executed written payroll deduction authorization in a form prepared by the Committee (the "Authorization"). An Eligible Employee's Authorization shall give notice of such Eligible Employee's election to participate in the Plan for the next following Offering Period (and subsequent Offering Periods) and shall designate a whole percentage of such Eligible Employee's Compensation to be withheld by the Company or the Designated Subsidiary Corporation employing such Eligible Employee on each Payday during the Offering Period. An Eligible Employee may designate any whole percentage of Compensation which is not to be less than one percent (1%) and not more than fifteen percent (15%). An Eligible Employee's Compensation payable during an Offering Period shall be reduced each Payday through payroll deduction in an amount equal to the percentage specified in the Authorization, and such amount shall be credited to such Eligible Employee's Account under the Plan. An Eligible Employee may change the percentage of Compensation designated in the Authorization, subject to the limits of this subsection (b), or may suspend the Authorization, at any time during the Offering Period, provided, that any such change or suspension shall become effective not later than ten (10) days after receipt by the Company. Any Authorization shall remain in effect for each subsequent Offering Period, unless the Eligible Employee submits a new Authorization pursuant to this subsection (b), withdraws from the Plan pursuant to Section 5, ceases to be an Eligible Employee as defined in Section 1(l) or terminates employment as provided in Section 6.

     (c) $25,000 Limitation. No Eligible Employee shall be granted an Option under the Plan which permits his or her rights to purchase shares of Stock under the Plan, together with other options to purchase shares of Stock or other stock under all other employee stock purchase plans of the Company, any Parent Corporation or any Subsidiary Corporation subject to the Section 423, to accrue at a rate which exceeds $25,000 of fair market value of such shares of Stock or other stock (determined at the time the Option or other option is granted) for each calendar year in which the Option is outstanding at any time. For purpose of the limitation imposed by this subsection, (i) the right to purchase shares of Stock or other stock under an Option or other option accrues when the Option or other option (or any portion thereof) first becomes exercisable during the calendar year, (ii) the right to purchase shares of Stock or other stock under an Option or other option accrues at the rate provided in the Option or other option, but in no case may such rate exceed $25,000 of the fair market value of such Stock or other stock (determined at the time such Option or other option is granted) for any one calendar year, and (iii) a right to purchase Stock or other stock which has accrued under an Option or other option may not be carried over to any Option or other option. This limitation shall be applied in accordance with Section 423(b)(8) of the Code and the Treasury Regulations thereunder.

     (d) Leaves of Absence. During a leave of absence meeting the requirements of Treasury Regulation Section 1.421-7(h)(2), an Employee may continue to participate in the Plan by making cash payments to the Company on each Payday equal to the amount of the Employee's payroll deduction under the Plan for the Payday immediately preceding the first day of such Employee's leave of absence.

      4. Exercise of Options; Option Price.

     (a) Option Exercise. Each Employee automatically and without any act on such Employee's part shall be deemed to have exercised such Employee's Option on the Date of Exercise to the extent that the balance then in the Employee's Account is sufficient to purchase, at the Option Price, whole shares of the Stock subject to the Option. No fractional shares may be purchased upon exercise of the Option. The balance of the amount credited to the Account of each Employee which has not been applied to the purchase of shares of Stock on the Date of Exercise shall remain in such account and shall be applied to subsequent Option exercises, subject to the terms of this Sections 4(d) and 5(a).

     (b) Option Price Defined. The option price per share of Stock (the "Option Price") to be paid by an Employee upon the exercise of the Employee's Option shall be equal to 85% of the lesser of: (i) the Fair Market Value of a share of Stock on the Date of Exercise and (ii) the Fair Market Value of a share of Stock on the Date of Grant. The Fair Market Value of a share of Stock as of a given date shall be (a) the closing price of a share of Stock on the principal exchange on which shares of Stock are then trading, if any (or as reported on any composite index which includes such principal exchange), on the trading day previous to such date, or if shares were not traded on the trading day previous to such date, then on the immediately preceding date on which a trade occurred,
(b) if Stock is not traded on an exchange but is quoted on Nasdaq or a successor quotation system, the mean between the closing representative bid and asked prices for the Stock on the trading day previous to such date as reported by Nasdaq or such successor quotation system, or (c) if Stock is not publicly traded on an exchange and not quoted on Nasdaq or a successor quotation system, the Fair Market Value of a share of Stock as established by the Committee acting in good faith.

     (c) Book Entry/Share Certificates. As soon as reasonably practicable after the purchase of whole shares of Stock upon the exercise of an Option by an Employee, the Company shall issue the shares of Stock to such Employee and such shares shall be held in the custody of the Agent for the benefit of the Employee. The Company or the Agent shall make an entry on its books and records indicating that the shares of Stock purchased in connection with such exercise have been duly issued as of that date to such Employee. An Employee shall have the right at any time to request in writing a certificate or certificates for all or a portion of the whole shares of Stock purchased hereunder. Upon receipt of an Employee's written request for any such certificate, the Company shall (or shall cause the Agent to), within ten (10) days or, if later, as soon as reasonably practicable after the date of such receipt, deliver any such certificate to the Employee. Nothing in this subsection (c) shall prohibit the sale or other disposition by an Employee of shares of Stock purchased hereunder. In the event the Company is required to obtain authority from any commission or agency to issue any certificate or certificates for all or a portion of the whole shares of Stock purchased hereunder, the Company shall seek to obtain such authority as soon as reasonably practicable.

     (d) Pro Rata Allocations. If the total number of shares of Stock for which Options are to be exercised on any date exceeds the number of shares of Stock remaining unsold under the Plan (after deduction for all shares of Stock for which Options have theretofore been exercised), the Committee shall make a pro rata allocation of the available remaining shares of Stock in as nearly a uniform manner as shall be practicable and the balance of the amount credited to the Account of each Employee which has not been applied to the purchase of shares of Stock shall be paid to such Employee in one lump sum in cash within thirty (30) days after the Date of Exercise, without any interest thereon.

     (e) Information Statement. The Company shall provide each Employee whose Option is exercised with an information statement in accordance with Section 6039(a) of the Code and the Treasury Regulations thereunder. The Company shall maintain a procedure for identifying certificates of shares of Stock sold upon the exercise of Options in accordance with Section 6039(b) of the Code.

      5. Withdrawal from the Plan.

     (a) Withdrawal Election. An Employee may withdraw from participation under the Plan at any time, except that an Employee may not withdraw during the last ten (10) days of any Option Period. An Employee electing to withdraw from the Plan must deliver to the Company a notice of withdrawal in a form prepared by the Committee (the "Withdrawal Election"), not later than ten (10) days prior to the Date of Exercise for such Option Period. Upon receipt of an Employee's Withdrawal Election, the Company or Subsidiary Corporation employing the Employee shall pay to the Employee the amount credited to the Employee's Account in one lump sum payment in cash, without any interest thereon, and subject to Section 4(c), the Company shall (or shall cause the Agent to) deliver to the Employee certificates for any whole shares of Stock previously purchased by the Employee (the value of any fractional share to be returned to such Employee by check), in either case within thirty (30) days of receipt of the Employee's Withdrawal Election. Upon receipt of an Employee's Withdrawal Election by the Company, the Employee shall cease to participate in the Plan and the Employee's Option for such Option Period shall terminate.

     (b) Eligibility following Withdrawal. An Employee who withdraws from the Plan with respect to an Option Period, and who is still an Eligible Employee, may elect to participate again in the Plan for any subsequent Offering Period by delivering to the Company an Authorization pursuant to Section 3(b).

      6. Termination of Employment.

     (a) Termination of Employment Other than by Death. If the employment of an Employee with the Company and the Subsidiary Corporation terminates other than by death, the Employee's participation in the Plan automatically and without any act on the Employee's part shall terminate as of the date of the termination of the Employee's employment. As soon as practicable after such a termination of employment, the Company or Subsidiary Corporation employing the Employee shall pay to the Employee the amount credited to the Employee's Account in one lump sum payment in cash, without any interest thereon, and subject to Section 4(c), the Company shall (or shall cause the Agent to) deliver to the Employee certificates for any whole shares of Stock previously purchased by the Employee (the value of any fractional share to be returned to such Employee by check). Upon an Employee's termination of employment covered by this subsection, the Employee's Authorization and Option under the Plan shall terminate.

     (b) Termination by Death. If the employment of an Employee is terminated by the Employee's death, the executor of the Employee's will or the administrator of the Employee's estate, by written notice to the Company, may request payment of the balance in the Employee's Account, in which event the Company or Subsidiary Corporation employing the Employee shall pay the amount credited to the Employee's Account in one lump sum payment in cash, without any interest thereon, and subject to Section 4(c), the Company shall (or shall cause the Agent to) deliver to the Employee certificates for any whole shares of Stock previously purchased by the Employee (the value of any fractional share to be returned to such Employee by check) as soon as practicable after receiving such notice. Upon receipt of such notice, the Employee's Authorization and Option under the Plan shall terminate. If the Company does not receive such notice prior to the next Date of Exercise, the Employee's Option shall be deemed to have been exercised on such Date of Exercise.

      7. Restriction upon Assignment. An Option granted under the Plan shall not be transferable other than by will or the laws of descent and distribution, and is exercisable during the Employee's lifetime only by the Employee. Except as provided in Section 6(b) hereof, an Option may not be exercised to any extent except by the Employee. The Company shall not recognize and shall be under no duty to recognize any assignment or alienation of the Employee's interest in the Plan, the Employee's Option or any rights under the Employee's Option.

      8. No Rights of Stockholders until Shares Issued. With respect to shares of Stock subject to an Option, an Employee shall not be deemed to be a stockholder of the Company, and the Employee shall not have any of the rights or privileges of a stockholder, until such shares have been issued to the Employee or his or her nominee following exercise of the Employee's Option. No adjustments shall be made for dividends (ordinary or extraordinary, whether in cash securities, or other property) or distribution or other rights for which the record date occurs prior to the date of such issuance, except as otherwise expressly provided herein.

      9. Changes in the Stock and Corporate Events; Adjustment of Options.

     (a) Subject to Section 9(c), in the event that the Committee, in its sole discretion, determines that any dividend or other distribution (whether in the form of cash, Stock, other securities, or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or exchange of Stock or other securities of the Company, issuance of warrants or other rights to purchase Stock or other securities of the Company, or other similar corporate transaction or event, affects the Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an Option, then the Committee shall, in such manner as it may deem equitable, adjust any or all of:

          (i) the number and kind of shares of Stock (or other securities or property) with respect to which Options may be granted (including, but not limited to, adjustments of the limitation in Section 3(a) on the maximum number of shares of Stock which may be purchased),

          (ii) the number and kind of shares of Stock (or other securities or property) subject to outstanding Options, and

          (iii) the exercise price with respect to any Option.

     (b) Subject to Section 9(c), in the event of any transaction or event described in Section 9(a) or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate, or of changes in applicable laws, regulations, or accounting principles, the Committee, in its sole discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Option or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Employee's request, is hereby authorized to take any one or more of the following actions whenever the Committee determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Option under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

          (i) To provide that all Options outstanding shall terminate without being exercised on such date as the Committee determines in its sole discretion;

          (ii) To provide that all Options outstanding shall be exercised prior to the Date of Exercise of such Options on such date as the Committee determines in its sole discretion and such Options shall terminate immediately after such exercises.

          (iii) To provide for either the purchase of any Option outstanding for an amount of cash equal to the amount that could have been obtained upon the exercise of such Option had such Option been currently exercisable, or the replacement of such Option with other rights or property selected by the Committee in its sole discretion;

          (iv) To provide that such Option be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; and

          (v) To make adjustments in the number and type of shares of Stock (or other securities or property) subject to outstanding Options, or in the terms and conditions of outstanding Options, or Options which may be granted in the future.

     (c) No adjustment or action described in this Section 9 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to fail to satisfy the requirements of Section 423 of the Code. Furthermore, no such adjustment or action shall be authorized to the extent such adjustment or action would result in short-swing profits liability under Section 16 of the Securities and Exchange Act of 1934, as amended, or violate the exemptive conditions of Rule 16b-3 unless the Committee determines that the Option is not to comply with such exemptive conditions. The number of shares of Stock subject to any Option shall always be rounded to the next whole number.

     (d) The existence of the Plan and the Options granted hereunder shall not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Stock or the rights thereof of which are convertible into or exchangeable for Stock, or the dissolution or liquidation of the company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

     10. Use of Funds; No Interest Paid. All funds received or held by the Company under the Plan shall be included in the general funds of the Company free of any trust or other restriction and may be used for any corporate purpose. No interest will be paid to any Employee or credited to any Employee's Account with respect to such funds.

     11. Dividends.

     (a) Cash dividends and other cash distributions received by the Agent with respect to Stock held in its custody hereunder will be credited to each Employee's Account in accordance with such Employee's interests in such Stock, and shall be applied, as soon as practicable after the receipt thereof by the Agent, to the purchase in the open market at prevailing market prices of the number of whole shares of Stock that may be purchased with such funds (after deductions of any bank service fees, brokerage charges, transfer taxes, and any other transaction fee, expense or cost payable in connection with the purchase of such shares of Stock and not otherwise paid by the Employer.)

     (b) All purchases of shares of Stock made pursuant to this Section 11 will be made in the name of the Agent or its nominee, and shall be transferred and credited to the Account(s) of the Employees to which such dividends or other distributions were credited. Dividends paid in the form of shares of Stock will be allocated by the Agent, as and when received, with respect to Stock held in its custody hereunder to the Account of each Employee in accordance with such Employee's interests in such Stock. Property, other than Stock or cash, received by the Agent as a distribution on Stock held in its custody hereunder, shall be sold by the Agent for the accounts of Employees, and the Agent shall treat the proceeds of such sale in the same manner as cash dividends received by the Agent on Stock held in its custody hereunder.

     12. Amendment, Suspension or Termination of the Plan. Each of the Board and the Committee may amend, suspend, or terminate the Plan at any time and from time to time, provided that approval by a vote of the holders of the outstanding shares of the Company's capital stock entitled to vote shall be required to amend the Plan to: (a) increase the number of shares of Stock that may be sold pursuant to Options under the Plan, (b) extend the term of the Plan specified in
Section 16, or (c) in any manner that would cause the Plan to no longer be an "employee stock purchase plan" within the meaning of Section 423(b) of the Code.

     13. Administration by Committee; Rules and Regulations.

     (a) Appointment of Committee. The Committee shall consist of two or more members, and may be comprised of members of the Board or Employees. Appointment of Committee members shall be made by the Board and shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may be filled by the Board.

     (b) Duties and Powers of Committee. It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan and the terms of the Options, and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan.

     (c) Majority Rule; Unanimous Written Consent. The Committee shall act by a majority of its members in attendance at a meeting at which a quorum is present or by a memorandum or other written instrument signed by all members of the Committee.

     (d) Compensation; Professional Assistance; Good Faith Actions. Members of the Committee shall receive such compensation, if any, for their services as members as may be determined by the Board. All expenses and liabilities which members of the Committee incur in connection with the administration of the Plan shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Committee, the Company and the Company's officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee or the Board in good faith shall be final and binding upon all Option holders, the Company and all other interested persons. No members of the Committee or Board shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or Options, and all members of the Committee and the Board shall be fully protected by the Company to the maximum extent permitted under applicable law and the charter documents of the Company in respect of any such action, determination or interpretation.

     14. Designation of Subsidiary Corporations. The Board shall designate from among the Subsidiary Corporations, as determined from time to time, the Subsidiary Corporation or Subsidiary Corporations whose Employees shall be eligible to be granted Options under the Plan. The Board may designate a Subsidiary Corporation, or terminate the designation of a Subsidiary Corporation, without the approval of the stockholders of the Company.

     15. No Rights as an Employee. Nothing in the Plan shall be construed to give any person (including any Eligible Employee) the right to remain in the employ of the Company, a Parent Corporation or a Subsidiary Corporation or to affect the right of the Company, any Parent Corporation or any Subsidiary Corporation to terminate the employment of any person (including any Eligible Employee) at any time, with or without cause.

     16. Term; Approval by Stockholders. Subject to approval by the stockholders of the Company in accordance with this Section, the Plan shall be in effect until February 12, 2011, unless sooner terminated in accordance with Section 12. No Option may be granted during any period of suspension of the Plan or after termination of the Plan. The Plan shall be submitted for the approval of the Company's stockholders within twelve (12) months after the date of the adoption of the Plan by the Board. Options may be granted prior to such stockholder approval; provided, however, that such Options shall not be exercisable prior to the time when the Plan is approved by the Company's stockholders; and, provided, further, that if such approval has not been obtained by the end of said 12-month period, all Options previously granted under the Plan shall thereupon terminate without being exercised.

     17. Effect upon Other Plans. The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company, any Parent Corporation or any Subsidiary Corporation. Nothing in this Plan shall be construed to limit the right of the Company, any Parent Corporation or any Subsidiary Corporation to: (a) establish any other forms of incentives or compensation for employees of the Company, any Parent Corporation or any Subsidiary Corporation, or (b) grant or assume options otherwise than under the Plan in connection with any proper corporate purpose, including, but not by way of limitation, the grant or assumption of options in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, firm or association.

     18. Conditions to Issuance of Stock Certificates. The Company shall not be required to issue or deliver any certificate or certificates for shares of Stock purchased upon the exercise of Options prior to fulfillment of all the following conditions:

          (a) The admission of such shares to listing on all stock exchanges, if any, on which is then listed;

          (b) The completion of any registration or other qualification of such shares under any state or federal law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Committee shall, in its absolute discretion, deem necessary or advisable;

          (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee shall, in its absolute discretion, determine to be necessary or advisable;

          (d) The payment to the Company of all amounts which it is required to withhold under federal, state or local law upon exercise of the Option; and

          (e) The lapse of such reasonable period of time following the exercise of the Option as the Committee may from time to time establish for reasons of administrative convenience.

     19. Notification of Disposition. Each Employee shall give prompt notice to the Company of any disposition or other transfer of any shares of Stock purchased upon exercise of an Option if such disposition or transfer is made:
(a) within two (2) years from the Date of Grant of the Option, or (b) within one
(1) year after the transfer of such shares of Stock to such Employee upon exercise of such Option. Such notice shall specify the date of such disposition or other transfer and the amount realized, in cash, other property, assumption of indebtedness or other consideration, by the Employee in such disposition or other transfer.

     20. Notices. Any notice to be given under the terms of the Plan to the Company shall be addressed to the Company in care of its Secretary and any notice to be given to any Employee shall be addressed to such Employee at such Employee's last address as reflected in the Company's records. By a notice given pursuant to this Section, either party may designate a different address for notices to be given to it, him or her. Any notice which is required to be given to an Employee shall, if the Employee is then deceased, be given to the Employee's personal representative if such representative has previously informed the Company of his status and address by written notice under this Section. Any notice shall have been deemed duly given if enclosed in a properly sealed envelope or wrapper addressed as aforesaid at the time it is deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service.

     21. Headings. Headings are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.

                                                                      APPENDIX C

                         THE 2001 INCENTIVE AWARD PLAN
                                       OF
                          WATSON PHARMACEUTICALS, INC.

     Watson Pharmaceuticals, Inc., a Nevada corporation, has adopted the 2001 Incentive Award Plan of Watson Pharmaceuticals, Inc. (the "Plan"), effective February 12, 2001, for the benefit of its eligible employees, consultants and directors.

     The purposes of the Plan are as follows:

          (1) To provide an additional incentive for directors, key Employees and Consultants (as such terms are defined below) to further the growth, development and financial success of the Company by personally benefiting through the ownership of Company stock and/or rights which recognize such growth, development and financial success.

          (2) To enable the Company to obtain and retain the services of directors, key Employees and Consultants considered essential to the long range success of the Company by offering them an opportunity to own stock in the Company and/or rights which will reflect the growth, development and financial success of the Company.

                                   ARTICLE I.

                                  DEFINITIONS

     Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise. The singular pronoun shall include the plural where the context so indicates.

     1.1. "Administrator" shall mean the entity that conducts the general administration of the Plan as provided herein. With reference to the administration of the Plan with respect to Options granted to Independent Directors, the term "Administrator" shall refer to the Board. With reference to the administration of the Plan with respect to any other Award, the term "Administrator" shall refer to the Committee unless the Board has assumed the authority for administration of the Plan generally as provided in Section 7.1. With reference to the duties of the Committee under the Plan which have been delegated to one or more persons pursuant to Section 7.2, the term "Administrator" shall refer to such person(s) unless the Committee or the Board has revoked such delegation.

     1.2. "Award" shall mean an Option which may be awarded or granted under the Plan.

     1.3. "Award Agreement" shall mean a written agreement executed by an authorized officer of the Company and the Holder which shall contain such terms and conditions with respect to an Award as the Administrator shall determine, consistent with the Plan.

     1.4. "Award Limit" shall mean 500,000 shares of Common Stock, as adjusted pursuant to Section 8.3.

     1.5. "Board" shall mean the Board of Directors of the Company.

     1.6. "Change of Control" shall mean the occurrence of any of the following:

          (a) a sale of assets representing fifty percent (50%) or more of the net book value and of the fair market value of the Company's consolidated assets (in a single transaction or in a series of related transactions);

          (b) a liquidation or dissolution of the Company;

          (c) a merger or consolidation involving the Company or any subsidiary of the Company after the completion of which: (i) in the case of a merger (other than a triangular merger) or a consolidation involving the Company, the shareholders of the Company immediately prior to the completion of such merger or consolidation beneficially own (within the meaning of Rule 13d-3 promulgated under the Exchange Act), or comparable successor rules), directly or indirectly, outstanding voting securities representing less than sixty percent (60%) of the combined voting power of the surviving entity in such merger or consolidation, and (ii) in the case of a triangular merger involving the Company or a subsidiary of the Company, the shareholders of the Company immediately prior to the completion of such merger beneficially own (within the meaning of Rule 13d-3 promulgated under the Exchange Act, or comparable successor rules), directly or indirectly, outstanding voting securities representing less than sixty percent (60%) of the combined voting power of the surviving entity in such merger and less than sixty percent (60%) of the combined voting power of the parent of the surviving entity in such merger;

          (d) an acquisition by any person, entity or "group" (within the meaning of Section 13(d) or 14(d) of the Exchange Act or any comparable successor provisions), other than any employee benefit plan, or related trust, sponsored or maintained by the Company or an affiliate of the Company and other than in a merger or consolidation of the type referred to in clause (c), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act, or comparable successor rules) of outstanding voting securities of the Company representing more than thirty percent (30%) of the combined voting power of the Company (in a single transaction or series of related transactions); or

          (e) in the event that the individuals who, as of the date hereof, are members of the Board (the "Incumbent Board"), cease for any reason to constitute at least fifty percent (50%) of the Board. (If the election, or nomination for election by the Company's shareholders, of any new member of the Board is approved by a vote of at least fifty percent (50%) of the Incumbent Board, such new member of the Board shall be considered as a member of the Incumbent Board.)

     1.7. "Code" shall mean the Internal Revenue Code of 1986, as amended.

     1.8. "Committee" shall mean the Compensation Committee of the Board, or another committee or subcommittee of the Board, appointed as provided in Section 7.1.

     1.9. "Common Stock" shall mean the common stock of the Company, par value $0.0033 per share.

     1.10. "Company" shall mean Watson Pharmaceuticals, Inc., a Nevada corporation.

     1.11. "Consultant" shall mean any consultant or adviser if:

          (a) The consultant or adviser renders bona fide services to the Company;

          (b) The services rendered by the consultant or adviser are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company's securities; and

          (c) The consultant or adviser is a natural person who has contracted directly with the Company to render such services.

     1.12. "Director" shall mean a member of the Board.

     1.13. "DRO" shall mean a domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

     1.14. "Employee" shall mean any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company, or of any corporation which is a Subsidiary.

     1.15. "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     1.16. "Fair Market Value" of a share of Common Stock as of a given date shall be (a) the closing price of a share of Common Stock on the principal exchange on which shares of Common Stock are then trading, if any (or as reported on any composite index which includes such principal exchange), on the trading day previous to such date, or if shares were not traded on the trading day previous to such date, then on the next preceding date on which a trade occurred, (b) if Common Stock is not traded on an exchange but is quoted on

Nasdaq or a successor quotation system, the mean between the closing representative bid and asked prices for the Common Stock on the trading day previous to such date as reported by Nasdaq or such successor quotation system, or (c) if Common Stock is not publicly traded on an exchange and not quoted on Nasdaq or a successor quotation system, the Fair Market Value of a share of Common Stock as established by the Administrator, in its sole discretion, acting in good faith.

     1.17. "Holder" shall mean a person who has been granted or awarded an Award.

     1.18. "Incentive Stock Option" shall mean an option which conforms to the applicable provisions of Section 422 of the Code and which is designated as an Incentive Stock Option by the Administrator.

     1.19. "Independent Director" shall mean a member of the Board who is not an Employee of the Company.

     1.20. "Non-Qualified Stock Option" shall mean an Option which is not designated as an Incentive Stock Option by the Administrator.

     1.21. "Option" shall mean a stock option granted under Article IV of the Plan. An Option granted under the Plan shall, as determined by the Administrator, be either a Non-Qualified Stock Option or an Incentive Stock Option; provided, however, that Options granted to Independent Directors and Consultants shall be Non-Qualified Stock Options.

     1.22. "Plan" shall mean the 2001 Incentive Award Plan of Watson Pharmaceuticals, Inc.

     1.23. "Rule 16b-3" shall mean Rule 16b-3 promulgated under the Exchange Act, as such Rule may be amended from time to time.

     1.24. "Section 162(m) Participant" shall mean any key Employee designated by the Administrator as a key Employee whose compensation for the fiscal year in which the key Employee is so designated or a future fiscal year may be subject to the limit on deductible compensation imposed by Section 162(m) of the Code.

     1.25. "Securities Act" shall mean the Securities Act of 1933, as amended.

     1.26. "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     1.27. "Substitute Award" shall mean an Option granted under this Plan upon the assumption of, or in substitution for, outstanding equity awards previously granted by a company or other entity in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock; provided, however, that in no event shall the term "Substitute Award" be construed to refer to an award made in connection with the cancellation and repricing of an Option.

     1.28. "Termination of Consultancy" shall mean the time when the engagement of a Holder as a Consultant to the Company or a Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, by resignation, discharge, death or retirement, but excluding terminations where there is a simultaneous commencement of employment with the Company or any Subsidiary. The Administrator, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Consultancy, including, but not by way of limitation, the question of whether a Termination of Consultancy resulted from a discharge for good cause, and all questions of whether a particular leave of absence constitutes a Termination of Consultancy. Notwithstanding any other provision of the Plan, the Company or any Subsidiary has an absolute and unrestricted right to terminate a Consultant's service at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.

     1.29. "Termination of Directorship" shall mean the time when a Holder who is an Independent Director ceases to be a Director for any reason, including, but not by way of limitation, a termination by resignation, failure to be elected, death or retirement. The Board, in its sole and absolute discretion, shall determine the effect of all matters and questions relating to Termination of Directorship with respect to Independent Directors.

     1.30. "Termination of Employment" shall mean the time when the employee-employer relationship between a Holder and the Company or any Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death, disability or retirement; but excluding (a) terminations where there is a simultaneous reemployment or continuing employment of a Holder by the Company or any Subsidiary, (b) at the discretion of the Administrator, terminations which result in a temporary severance of the employee-employer relationship, and (c) at the discretion of the Administrator, terminations which are followed by the simultaneous establishment of a consulting relationship by the Company or a Subsidiary with the former employee. The Administrator, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for good cause, and all questions of whether a particular leave of absence constitutes a Termination of Employment; provided, however, that, with respect to Incentive Stock Options, unless otherwise determined by the Administrator in its discretion, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Employment if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section.

                                  ARTICLE II.

                             SHARES SUBJECT TO PLAN

     2.1. Shares Subject to Plan.

     (a) The shares of stock subject to Awards shall be Common Stock, initially shares of the Company's Common Stock. Subject to adjustment as provided in
Section 8.3, the aggregate number of such shares which may be issued upon exercise of such Options or rights or upon any such Awards under the Plan shall not exceed 7,500,000. The shares of Common Stock issuable upon exercise of such Options or rights or upon any such awards may be either previously authorized but unissued shares or treasury shares.

     (b) The maximum number of shares which may be subject to Awards granted under the Plan to any individual in any fiscal year shall not exceed the Award Limit. To the extent required by Section 162(m) of the Code, shares subject to Options which are canceled continue to be counted against the Award Limit.

     2.2. Add-back of Options. If any Option expires or is canceled without having been fully exercised, or is exercised in whole or in part for cash as permitted by the Plan, the number of shares subject to such Option but as to which such Option was not exercised prior to its expiration, cancellation or exercise may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. Furthermore, any shares subject to Awards which are adjusted pursuant to Section 8.3 and become exercisable with respect to shares of stock of another corporation shall be considered cancelled and may again be optioned, granted or awarded hereunder, subject to the limitations of Section
2.1. Shares of Common Stock which are delivered by the Holder or withheld by the Company upon the exercise of any Award under the Plan, in payment of the exercise price thereof or tax withholding thereon, may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. Notwithstanding the provisions of this Section 2.2, no shares of Common Stock may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under
Section 422 of the Code.

                                  ARTICLE III.

                               GRANTING OF AWARDS

     3.1. Award Agreement. Each Award shall be evidenced by an Award Agreement. Award Agreements evidencing Awards intended to qualify as performance-based compensation as described in

Section 162(m)(4)(C) of the Code shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code. Award Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.

     3.2. Provisions Applicable to Section 162(m) Participants.

     (a) The Committee, in its discretion, may determine whether an Award is to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code.

     (b) Furthermore, notwithstanding any other provision of the Plan or any Award which is granted to a Section 162(m) Participant and is intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as performance-based compensation as described in Section 162(m)(4)(C) of the Code, and the Plan shall be deemed amended to the extent necessary to conform to such requirements.

     3.3. Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

     3.4. Consideration. In consideration of the granting of an Award under the Plan, the Holder shall agree, in the Award Agreement, to remain in the employ of (or to consult for or to serve as an Independent Director of, as applicable) the Company or any Subsidiary for a period of at least one year (or such shorter period as may be fixed in the Award Agreement or by action of the Administrator following grant of the Award) after the Award is granted (or, in the case of an Independent Director, until the next annual meeting of stockholders of the Company).

     3.5. At-Will Employment. Nothing in the Plan or in any Award Agreement hereunder shall confer upon any Holder any right to continue in the employ of, or as a Consultant for, the Company or any Subsidiary, or as a director of the Company, or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge any Holder at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in a written employment agreement between the Holder and the Company and any Subsidiary.

                                  ARTICLE IV.

                       GRANTING OF OPTIONS TO EMPLOYEES,
                     CONSULTANTS AND INDEPENDENT DIRECTORS

     4.1. Eligibility. Any Employee or Consultant selected by the Committee pursuant to Section 4.4(a)(i) shall be eligible to be granted an Option. Each Independent Director of the Company shall be eligible to be granted Options at the times and in the manner set forth in Section 4.5.

     4.2. Disqualification for Stock Ownership. No person may be granted an Incentive Stock Option under the Plan if such person, at the time the Incentive Stock Option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any then existing Subsidiary or parent corporation (within the meaning of Section 422 of the Code) unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code.

     4.3. Qualification of Incentive Stock Options. No Incentive Stock Option shall be granted to any person who is not an Employee.

     4.4. Granting of Options to Employees and Consultants.

     (a) The Committee shall from time to time, in its absolute discretion, and subject to applicable limitations of the Plan:

          (i) Determine which Employees are key Employees and select from among the key Employees or Consultants (including Employees or Consultants who have previously received Awards under the Plan) such of them as in its opinion should be granted Options;

          (ii) Subject to the Award Limit, determine the number of shares to be subject to such Options granted to the selected key Employees or Consultants;

          (iii) Subject to Section 4.3, determine whether such Options are to be Incentive Stock Options or Non-Qualified Stock Options and whether such Options are to qualify as performance-based compensation as described in
     Section 162(m)(4)(C) of the Code; and

          (iv) Determine the terms and conditions of such Options, consistent with the Plan; provided, however, that the terms and conditions of Options intended to qualify as performance-based compensation as described in
     Section 162(m)(4)(C) of the Code shall include, but not be limited to, such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code.

     (b) Upon the selection of a key Employee or Consultant to be granted an Option, the Committee shall instruct the Secretary of the Company to issue the Option and may impose such conditions on the grant of the Option as it deems appropriate.

     (c) Any Incentive Stock Option granted under the Plan may be modified by the Committee, with the consent of the Holder, to disqualify such Option from treatment as an "incentive stock option" under Section 422 of the Code.

     4.5. Granting of Options to Independent Directors. The Board shall from time to time, in its absolute discretion, and subject to applicable limitations of the Plan:

          (a) Select from among the Independent Directors (including Independent Directors who have previously received Options under the Plan) such of them as in its opinion should be granted Options;

          (b) Subject to the Award Limit, determine the number of shares to be subject to such Options granted to the selected Independent Directors; and

          (c) Subject to the provisions of Article 5, determine the terms and conditions of such Options, consistent with the Plan.

     All the foregoing Option grants authorized by this Section 4.5 are subject to stockholder approval of the Plan.

     4.6. Options in Lieu of Cash Compensation. Options may be granted under the Plan to Employees and Consultants in lieu of cash bonuses which would otherwise be payable to such Employees and Consultants, and to Independent Directors in lieu of directors' fees which would otherwise be payable to such Independent Directors, pursuant to such policies which may be adopted by the Administrator from time to time.

                                   ARTICLE V.

                                TERMS OF OPTIONS

     5.1. Option Price. The price per share of the shares subject to each Option granted to Employees, Independent Directors and Consultants shall be set by the Committee; provided, however, that:

          (a) In the case of Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code, such price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted;

          (b) In the case of Incentive Stock Options such price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code);

          (c) In the case of Incentive Stock Options granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code), such price shall not be less than 110% of the Fair Market Value of a share of Common Stock on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code).

     5.2. Option Term. The term of an Option granted to an Employee, Independent Director or Consultant shall be set by the Committee in its discretion; provided, however, that, in the case of Incentive Stock Options, the term shall not be more than 10 years from the date the Incentive Stock Option is granted, or five years from the date the Incentive Stock Option is granted if the Incentive Stock Option is granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code). Except as limited by requirements of Section 422 of the Code and regulations and rulings thereunder applicable to Incentive Stock Options, the Committee may extend the term of any outstanding Option in connection with any Termination of Employment, Termination of Directorship or Termination of Consultancy of the Holder, or amend any other term or condition of such Option relating to such a termination.

     5.3. Option Vesting.

     (a) The period during which the right to exercise, in whole or in part, an Option granted to an Employee, Independent Director or a Consultant vests in the Holder shall be set by the Committee and the Committee may determine that an Option may not be exercised in whole or in part for a specified period after it is granted; provided, however, that, unless the Committee otherwise provides in the terms of the Award Agreement or otherwise, no Option shall be exercisable by any Holder who is then subject to Section 16 of the Exchange Act within the period ending six months and one day after the date the Option is granted. At any time after grant of an Option, the Committee may, in its sole and absolute discretion and subject to whatever terms and conditions it selects, accelerate the period during which an Option granted to an Employee or Consultant vests.

     (b) No portion of an Option granted to an Employee, Independent Director or Consultant which is unexercisable at Termination of Employment, Termination of Consultancy or Termination of Directorship, as applicable, shall thereafter become exercisable, except as may be otherwise provided by the Committee either in the Award Agreement or by action of the Committee following the grant of the Option.

     (c) To the extent that the aggregate Fair Market Value of stock with respect to which "incentive stock options" (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by a Holder during any calendar year (under the Plan and all other incentive stock option plans of the Company and any parent or subsidiary corporation, within the meaning of Section 422 of the Code) of the Company, exceeds $100,000, such Options shall be treated as Non-Qualified Stock Options to the extent required by Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking Options into account in the order in which they were granted. For purposes of this Section 5.3(c), the Fair Market Value of stock shall be determined as of the time the Option with respect to such stock is granted.

     5.4. Substitute Awards. Notwithstanding the foregoing provisions of this
Article V to the contrary, in the case of an Option that is a Substitute Award, the price per share of the shares subject to such Option may be less than the Fair Market Value per share on the date of grant, provided, that the excess of:

          (a) The aggregate Fair Market Value (as of the date such Substitute Award is granted) of the shares subject to the Substitute Award; over

          (b) The aggregate exercise price thereof;

does not exceed the excess of:

          (c) The aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be determined by the Committee) of the shares of the predecessor entity that were subject to the grant assumed or substituted for by the Company; over

          (d) The aggregate exercise price of such shares.

                                  ARTICLE VI.

                              EXERCISE OF OPTIONS

     6.1. Partial Exercise. An exercisable Option may be exercised in whole or in part. However, an Option shall not be exercisable with respect to fractional shares and the Administrator may require that, by the terms of the Option, a partial exercise be with respect to a minimum number of shares.

     6.2. Manner of Exercise. All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company, or such other person or entity designated by the Board, or his, her or its office, as applicable:

          (a) A written notice complying with the applicable rules established by the Administrator stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Holder or other person then entitled to exercise the Option or such portion of the Option;

          (b) Such representations and documents as the Administrator, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal or state securities laws or regulations. The Administrator may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;

          (c) In the event that the Option shall be exercised pursuant to
     Section 8.1 by any person or persons other than the Holder, appropriate proof of the right of such person or persons to exercise the Option; and

          (d) Full cash payment to the Secretary of the Company for the shares with respect to which the Option, or portion thereof, is exercised. However, the Administrator may, in its discretion, (i) allow a delay in payment up to 30 days from the date the Option, or portion thereof, is exercised; (ii) allow payment, in whole or in part, through the delivery of shares of Common Stock which have been owned by the Holder for at least six months, duly endorsed for transfer to the Company with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof; (iii) allow payment, in whole or in part, through the surrender of shares of Common Stock then issuable upon exercise of the Option having a Fair Market Value on the date of Option exercise equal to the aggregate exercise price of the Option or exercised portion thereof; (iv) allow payment, in whole or in part, through the delivery of property of any kind which constitutes good and valuable consideration; (v) allow payment, in whole or in part, through the delivery of a full recourse promissory note bearing interest (at no less than such rate as shall then preclude the imputation of interest under the Code) and payable upon such terms as may be prescribed by the Administrator; (vi) allow payment, in whole or in part, through the delivery of a notice that the Holder has placed a market sell order with a broker with respect to shares of Common Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price, provided that payment of such proceeds is then made to the Company upon settlement of such sale; or (vii) allow payment through any combination of the consideration provided in the foregoing subparagraphs (ii), (iii), (iv),
     (v) and (vi). In the case of a promissory note, the Administrator may also prescribe the form of such note and the security to be given for such note. The Option may not be exercised, however, by delivery of a promissory note or by a loan from the Company when or where such loan or other extension of credit is prohibited by law.

     6.3. Conditions to Issuance of Stock Certificates. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

          (a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed;

          (b) The completion of any registration or other qualification of such shares under any state or federal law, or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Administrator shall, in its absolute discretion, deem necessary or advisable;

          (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Administrator shall, in its absolute discretion, determine to be necessary or advisable;

          (d) The lapse of such reasonable period of time following the exercise of the Option as the Administrator may establish from time to time for reasons of administrative convenience; and

          (e) The receipt by the Company of full payment for such shares, including payment of any applicable withholding tax, which in the discretion of the Administrator may be in the form of consideration used by the Holder to pay for such shares under Section 6.2(d).

     6.4. Rights as Stockholders. Holders shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such Holders.

     6.5. Ownership and Transfer Restrictions. The Administrator, in its absolute discretion, may impose such restrictions on the ownership and transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such restriction shall be set forth in the respective Award Agreement and may be referred to on the certificates evidencing such shares. The Holder shall give the Company prompt notice of any disposition of shares of Common Stock acquired by exercise of an Incentive Stock Option within
(a) two years from the date of granting (including the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code) such Option to such Holder, or (b) one year after the transfer of such shares to such Holder.

     6.6. Additional Limitations on Exercise of Options. Holders may be required to comply with any timing or other restrictions with respect to the settlement or exercise of an Option, including a window-period limitation, as may be imposed in the discretion of the Administrator.

                                  ARTICLE VII.

                                 ADMINISTRATION

     7.1. Compensation Committee. The Compensation Committee (or another committee or a subcommittee of the Board assuming the functions of the Committee under the Plan) shall consist solely of two or more Independent Directors appointed by and holding office at the pleasure of the Board, each of whom is both a "non-employee director" as defined by Rule 16b-3 and an "outside director" for purposes of Section 162(m) of the Code. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may be filled by the Board.

     7.2. Duties and Powers of Committee. It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan and the Award Agreements, and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith, to interpret, amend or revoke any such rules and to amend any Award Agreement provided that the rights or obligations of the Holder of the Award that is the subject of any such Award Agreement are not affected adversely. Any such grant or award under the Plan need not be the same with respect to each Holder. Any such interpretations and rules with respect to Incentive Stock

Options shall be consistent with the provisions of Section 422 of the Code. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan except with respect to matters which under Rule 16b-3 or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee. In addition, the Committee has the authority, in its discretion, to delegate all or any part of its responsibilities and powers under the Plan to any person or persons selected by it. Notwithstanding the foregoing, the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to Options granted to Independent Directors.

     7.3. Majority Rule; Unanimous Written Consent. The Committee shall act by a majority of its members in attendance at a meeting at which a quorum is present or by a memorandum or other written instrument signed by all members of the Committee.

     7.4. Compensation; Professional Assistance; Good Faith Actions. Members of the Committee shall receive such compensation, if any, for their services as members as may be determined by the Board. All expenses and liabilities which members of the Committee incur in connection with the administration of the Plan shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Committee, the Company and the Company's officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee or the Board in good faith shall be final and binding upon all Holders, the Company and all other interested persons. No members of the Committee or Board shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or Awards, and all members of the Committee and the Board shall be fully protected by the Company to the maximum extent permitted under applicable law and the charter documents of the Company in respect of any such action, determination or interpretation.

                                 ARTICLE VIII.

                            MISCELLANEOUS PROVISIONS

     8.1. Not Transferable.

     (a) No Award under the Plan may be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution or, subject to the consent of the Administrator (which consent may be withheld in the Administrator's sole and absolute discretion), pursuant to a DRO, unless and until such Award has been exercised, or the shares underlying such Award have been issued, and all restrictions applicable to such shares have lapsed. No Award or interest or right therein shall be liable for the debts, contracts or engagements of the Holder or his or her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence.

     (b) During the lifetime of the Holder, only he or she may exercise an Option (or any portion thereof) granted to him or her under the Plan, unless it has been disposed of with the consent of the Administrator (which consent may be withheld in the Administrator's sole and absolute discretion) pursuant to a DRO. After the death of the Holder, any exercisable portion of an Option may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Award Agreement, be exercised by his or her personal representative or by any person empowered to do so under the deceased Holder's will or under the then applicable laws of descent and distribution.

     8.2. Amendment, Suspension or Termination of the Plan. Except as otherwise provided in this Section 8.2, the Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Administrator. However, without approval of the Company's stockholders given within 12 months before or after the action by the Administrator, no action of the

Administrator may, except as provided in Section 8.3, increase the limits imposed in Section 2.1 on the maximum number of shares which may be issued under the Plan. No amendment, suspension or termination of the Plan shall, without the consent of the Holder, alter or impair any rights or obligations under any Award theretofore granted or awarded, unless the Award itself otherwise expressly so provides. No Awards may be granted or awarded during any period of suspension or after termination of the Plan, and in no event may any Incentive Stock Option be granted under the Plan after the first to occur of the following events:

          (a) The expiration of 10 years from the date the Plan is adopted by the Board; or

          (b) The expiration of 10 years from the date the Plan is approved by the Company's stockholders under Section 8.4.

     8.3. Changes in Common Stock or Assets of the Company, Acquisition or Liquidation of the Company and Other Corporate Events.

     (a) Subject to Section 8.3(e), in the event that the Administrator determines that any dividend or other distribution (whether in the form of cash, Common Stock, other securities or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event, in the Administrator's sole discretion, affects the Common Stock such that an adjustment is determined by the Administrator to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an Award, then the Administrator shall, in such manner as it may deem equitable, adjust any or all of:

          (i) The number and kind of shares of Common Stock (or other securities or property) with respect to which Awards may be granted or awarded (including, but not limited to, adjustments of the limitations in Section
     2.1 on the maximum number and kind of shares which may be issued and adjustments of the Award Limit);

          (ii) The number and kind of shares of Common Stock (or other securities or property) subject to outstanding Awards; and

          (iii) The grant or exercise price with respect to any Award.

     (b) Subject to Sections 8.3(c) and 8.3(e), in the event of any transaction or event described in Section 8.3(a) or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate, or of changes in applicable laws, regulations or accounting principles, the Administrator, in its sole and absolute discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Holder's request, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

          (i) To provide for either the purchase of any such Award for an amount of cash equal to the amount that could have been attained upon the exercise of such Award or realization of the Holder's rights had such Award been currently exercisable or payable or fully vested or the replacement of such Award with other rights or property selected by the Administrator in its sole discretion;

          (ii) To provide that the Award cannot vest, be exercised or become payable after such event;

          (iii) To provide that such Award shall be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in Section 5.3 or the provisions of such Award;

          (iv) To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; and

          (v) To make adjustments in the number and type of shares of Common Stock (or other securities or property) subject to outstanding Awards and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding options which may be granted in the future.

     (c) Notwithstanding any other provision of the Plan, in the event of a Change of Control, each outstanding Option shall be assumed or an equivalent option substituted by the successor corporation or a parent or subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option, the optionee shall have the right to exercise the Option as to all of the optioned stock, including shares as to which it would not otherwise be exercisable. If an Option is exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the optionee that the Option shall be fully exercisable for a period of 15 days from the date of such notice, and the Option shall terminate upon the expiration of such period. For the purposes of this
Section 8.3(c), the Option shall be considered assumed if, following the merger or sale of assets, the option confers the right to purchase or receive, for each share of optioned stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the merger or sale of assets was not solely common stock of the successor corporation or its parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each share of optioned stock subject to the Option, to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

     (d) Subject to Sections 8.3(e), 3.2 and 3.3, the Administrator may, in its discretion, include such further provisions and limitations in any Award or Award Agreement, as it may deem equitable and in the best interests of the Company.

     (e) With respect to Awards which are granted to Section 162(m) Participants and are intended to qualify as performance-based compensation under Section 162(m)(4)(C), no adjustment or action described in this Section 8.3 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause such Award to fail to so qualify under Section 162(m)(4)(C), or any successor provisions thereto. No adjustment or action described in this Section 8.3 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to violate Section 422(b)(1) of the Code. Furthermore, no such adjustment or action shall be authorized to the extent such adjustment or action would result in short-swing profits liability under Section 16 or violate the exemptive conditions of Rule 16b-3 unless the Administrator determines that the Award is not to comply with such exemptive conditions. The number of shares of Common Stock subject to any Award shall always be rounded to the next whole number.

     (f) Notwithstanding the foregoing, in the event that the Company becomes a party to a transaction that is intended to qualify for "pooling of interests" accounting treatment and, but for one or more of the provisions of this Plan or any Award Agreement would so qualify, then this Plan and any Award Agreement shall be interpreted so as to preserve such accounting treatment, and to the extent that any provision of the Plan or any Award Agreement would disqualify the transaction from pooling of interests accounting treatment (including, if applicable, an entire Award Agreement), then such provision shall be null and void. All determinations to be made in connection with the preceding sentence shall be made by the independent accounting firm whose opinion with respect to "pooling of interests" treatment is required as a condition to the Company's consummation of such transaction.

     (g) The existence of the Plan, the Award Agreement and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

     8.4. Approval of Plan by Stockholders. The Plan will be submitted for the approval of the Company's stockholders within 12 months after the date of the Board's initial adoption of the Plan. Awards may be granted or awarded prior to such stockholder approval, provided that such Awards shall not be exercisable nor shall such Awards vest prior to the time when the Plan is approved by the stockholders, and provided further that if such approval has not been obtained at the end of said twelve-month period, all Awards previously granted or awarded under the Plan shall thereupon be canceled and become null and void.

     8.5. Tax Withholding. The Company shall be entitled to require payment in cash or deduction from other compensation payable to each Holder of any sums required by federal, state or local tax law to be withheld with respect to the issuance, vesting, exercise or payment of any Award. The Administrator may in its discretion and in satisfaction of the foregoing requirement allow such Holder to elect to have the Company withhold shares of Common Stock otherwise issuable under such Award (or allow the return of shares of Common Stock) having a Fair Market Value equal to the sums required to be withheld. Notwithstanding any other provision of the Plan, the number of shares of Common Stock which may be withheld with respect to the issuance, vesting, exercise or payment of any Award (or which may be repurchased from the Holder of such Award within six months after such shares of Common Stock were acquired by the Holder from the Company) in order to satisfy the Holder's federal and state income and payroll tax liabilities with respect to the issuance, vesting, exercise or payment of the Award shall be limited to the number of shares which have a Fair Market Value on the date of withholding or repurchase equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal and state tax income and payroll tax purposes that are applicable to such supplemental taxable income.

     8.6. Loans. The Committee may, in its discretion, extend one or more loans to key Employees, Consultants and Directors in connection with the exercise or receipt of an Award granted or awarded under the Plan. The terms and conditions of any such loan shall be set by the Committee.

     8.7. Forfeiture Provisions. Pursuant to its general authority to determine the terms and conditions applicable to Awards under the Plan, the Administrator shall have the right to provide, in the terms of Awards and Award Agreements made under the Plan, or to require a Holder to agree by separate written instrument, that (a)(i) any proceeds, gains or other economic benefit actually or constructively received by the Holder upon any receipt or exercise of the Award, or upon the receipt or resale of any Common Stock underlying the Award, must be paid to the Company, and (ii) the Award shall terminate and any unexercised portion of the Award (whether or not vested) shall be forfeited, if
(b)(i) a Termination of Employment, Termination of Consultancy or Termination of Directorship occurs prior to a specified date, or within a specified time period following receipt or exercise of the Award, or (ii) the Holder at any time, or during a specified time period, engages in any activity in competition with the Company, or which is inimical, contrary or harmful to the interests of the Company, as further defined by the Administrator or (iii) the Holder incurs a Termination of Employment, Termination of Consultancy or Termination of Directorship for "cause" (as such term is defined in the sole and absolute discretion of the Committee, or as set forth in a written agreement relating to such Award between the Company and the Holder).

     8.8. Effect of Plan Upon Options and Compensation Plans. The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary. Nothing in the Plan shall be construed to limit the right of the Company (a) to establish any other forms of incentives or compensation for Employees, Directors or Consultants of the Company or any Subsidiary, or (b) to grant or assume options or other rights or awards otherwise than under the Plan in connection with any proper corporate purpose including but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, limited liability company, firm or association.

     8.9. Compliance with Laws. The Plan, the granting and vesting of Awards under the Plan and the issuance and delivery of shares of Common Stock and the payment of money under the Plan or under Awards granted or awarded hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under the Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

     8.10. Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.

     8.11. Governing Law. The Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of California without regard to conflicts of laws thereof.

                          WATSON PHARMACEUTICALS, INC.
                                311 BONNIE CIRCLE
                            CORONA, CALIFORNIA 92880
              PROXY - SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
            FOR THE 2001 ANNUAL MEETING OF STOCKHOLDERS - MAY 7, 2001

         The undersigned hereby appoints Allen Chao, Ph.D. and Robert C. Funsten, or either of them, as proxies with full power of substitution, and authorizes them to represent and to vote on behalf of the undersigned all shares which the undersigned would be entitled to vote if personally present at the 2001 Annual Meeting of Stockholders of WATSON PHARMACEUTICALS, INC. to be held on May 7, 2001, and any adjournments or postponements thereof, with respect to the following.

         A majority of the proxies or substitutes present at the meeting, or if only one person shall be present then that one, may exercise all powers granted hereby.

                        (PLEASE SIGN ON THE REVERSE SIDE)

                      PLEASE DATE, SIGN AND MAIL YOUR PROXY
                         CARD BACK AS SOON AS POSSIBLE!

                         ANNUAL MEETING OF STOCKHOLDERS
                          WATSON PHARMACEUTICALS, INC.

                                   MAY 7, 2001



                 PLEASE DETACH AND MAIL IN THE ENVELOPE PROVIDED
--------------------------------------------------------------------------------

    PLEASE MARK YOUR
[X] VOTES AS IN THIS
    EXAMPLE.


                   VOTE FOR all three                              NOMINEES:
                   nominees (except as    VOTE WITHHELD        Allen Chao, Ph.D.
                    indicated to the         from all          Michel J. Feldman
                     contrary below)      three nominees         Fred G. Weiss
1. Election of
   the following          [ ]                   [ ]
   nominees as
   Directors:

INSTRUCTION:  To withhold authority to vote for any individual nominee, write that nominee's name in the following space:

--------------------------------------------------------------------------------

                                        FOR       AGAINST    ABSTAIN
2. Approval of the Watson
   Pharmaceuticals, Inc.                [ ]         [ ]        [ ]
   Employee Stock Purchase Plan.

3. Approval of the Watson               [ ]         [ ]        [ ]
   Pharmaceuticals, Inc.
   2001 Incentive Award Plan.

4. Approval of the selection of         [ ]         [ ]        [ ]
   PricewaterhouseCoopers LLP
   as independent accountants
   for the 2001 fiscal year.

THIS PROXY IF PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE STOCKHOLDER. THE COMPANY'S DIRECTORS RECOMMEND A VOTE FOR ALL FOUR PROPOSALS. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES FOR DIRECTOR, WILL BE VOTED FOR THE APPROVAL OF EMPLOYEE STOCK PURCHASE PLAN, WILL BE VOTED FOR THE APPROVAL OF 2001 INCENTIVE AWARD PLAN, AND WILL BE VOTED FOR APPROVAL OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT ACCOUNTANTS. IN ADDITION, THE PROXIES MAY VOTE IN THEIR DISCRETION ON OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

PLEASE COMPLETE, DATE, SIGN AND RETURN THE PROXY IN THE ENVELOPE PROVIDED.

Signature or Signature(s)                                  Date
                         --------------------------------       --------------

NOTE: Please date and sign above exactly as your name or names appear hereon. If more than one name appears, all should sign. Joint owners each sign personally. Corporate proxies should be signed in full corporate name by an authorized officer and attested. Persons signing in a fiduciary capacity should indicate their full title and authority.